                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       PAXSON COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        PAXON COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                     (LOGO)

                    (PAXSON COMMUNICATION CORPORATION LOGO)

                                                                   April 5, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Paxson Communications Corporation (the "Company"), which will be held at The Ritz-Carlton Amelia Island, 4750 Amelia Island Parkway, Amelia Island, Florida 32034, on May 1, 2000, at 11:00 a.m., local time.

     Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date (or their authorized representatives) and to our invited guests. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be pre-registered for the meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker). Stockholders who are not pre-registered will only be admitted to the Annual Meeting upon verification of stock ownership.

     The notice of the meeting and proxy statement on the following pages contain information concerning the business to be considered at the meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. Stockholders who attend the Annual Meeting will have the opportunity to vote in person.

                                          Sincerely,

                                          /s/ Lowell W. Paxson

                                          LOWELL W. PAXSON
                                          Chairman of the Board

                       PAXSON COMMUNICATIONS CORPORATION
                            601 CLEARWATER PARK ROAD
                      WEST PALM BEACH, FLORIDA 33401-6233
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 1, 2000

     The Annual Meeting of Stockholders of Paxson Communications Corporation will be held at The Ritz-Carlton Amelia Island, 4750 Amelia Island Parkway, Amelia Island, Florida 32034, on May 1, 2000, at 11:00 a.m., local time, for the following purposes:

     1. To approve an amendment to our Certificate of Incorporation to adopt a classified board of directors so that only one-third of the directors would be elected annually;

     2. To elect nine directors to serve for terms of one to three years as set forth in Proposal 1, or if Proposal 1 is not approved, until the next annual meeting of stockholders, and until their successors have been duly elected and qualified;

     3. To approve the issuance of shares of our Class A Common Stock upon conversion of shares of our 8% Series B Convertible Exchangeable Preferred Stock and certain warrants issued to subsidiaries of National Broadcasting Company, Inc., pursuant to the terms of such instruments;

     4. To approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 197,500,000 shares to 327,500,000 shares, the number of authorized shares of Class A Common Stock from 150,000,000 shares to 215,000,000 shares, and the number of authorized shares of Class C Non-Voting Common Stock from 12,500,000 shares to 77,500,000 shares;

     5. To ratify the appointment of PricewaterhouseCoopers LLP as our independent certified public accountants for 2000; and

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 29, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

                                          By Order of the Board of Directors

                                          /s/ ANTHONY L. MORRISON

                                          Anthony L. Morrison, Secretary

West Palm Beach, Florida
April 5, 2000

                       PAXSON COMMUNICATIONS CORPORATION
                            601 CLEARWATER PARK ROAD
                      WEST PALM BEACH, FLORIDA 33401-6233

                                PROXY STATEMENT

     This proxy statement is first being sent to stockholders on or about April 5, 2000, in connection with the solicitation of proxies by the Board of Directors of Paxson Communications Corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on May 1, 2000, and at any adjournment thereof (the "Meeting"). The Board of Directors has fixed the close of business on March 29, 2000, as the record date of the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of
business on the record date, we had outstanding (i)        shares of $0.001 par
value Class A Common Stock ("Class A Common Stock"), entitled to one vote per share, (ii) 8,311,639 shares of $0.001 par value Class B Common Stock ("Class B Common Stock," and with the Class A Common Stock, collectively, the "Common Stock"), entitled to ten votes per share, and (iii) 8,714 shares of 9 3/4% Series A Convertible Preferred Stock ("Series A Convertible Preferred Stock"), entitled to 625 votes per share.

VOTING

     Shares represented by duly executed proxies in the accompanying form received by us prior to the Meeting will be voted at the Meeting in accordance with the directions given. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors recommends a vote FOR the election of directors, the amendments to our Certificate of Incorporation, and the other proposals described in this Proxy Statement. The Board of Directors knows of no business to be transacted at the Meeting other than the proposals set forth in this Proxy Statement. If other matters are properly presented for action, it is the intention of the persons named as proxies to vote on such matters according to their best judgment.

     If you hold your shares through an intermediary you must provide instructions on voting as requested by your bank or broker. A stockholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Meeting. Attendance at the Meeting will not in itself constitute revocation of a proxy.

     The presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by all outstanding shares of stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. The election of directors will require the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present. The affirmative vote of at least a majority of the outstanding shares entitled to vote cast in person or by properly executed proxy is required to approve proposals 1 and 3, while the affirmative vote of at least a majority of the votes cast in person or by properly executed proxy is required to approve the other proposals to be considered at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present at the Meeting for purposes of determining whether a quorum is present. Because only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors. As to other matters to be considered at the Meeting, abstentions will be treated as votes AGAINST, and broker non-votes will not be counted as shares voting for the purpose of determining whether a proposal has been approved.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to our equity securities beneficially owned on March 1, 2000, by (i) each director, (ii) each executive officer named in the Summary Compensation Table, (iii) all of our directors and executive officers as a group, and (iv) any person who we know to be the beneficial owner of more than five percent of any class of our voting securities. Beneficial ownership means sole or shared voting power or investment power with respect to a security. We have been informed that all shares shown are held of record with sole voting and investment power, except as otherwise indicated.

                                                             AMOUNT AND
                                                             NATURE OF                  AGGREGATE
                                                             BENEFICIAL                   VOTING
CLASS OF STOCK             NAME OF BENEFICIAL OWNER(1)       OWNERSHIP    % OF CLASS     POWER(%)
--------------          ----------------------------------   ----------   ----------   ------------
Class A Common Stock    National Broadcasting Company,
                        Inc.(2)...........................   63,928,159      53.8%         30.9%
                        Lowell W. Paxson(3)...............   22,739,543      51.4          15.9
                        Landmark Communications,
                        Inc.(4)...........................    4,668,297       8.5           3.3
                        Mario J. Gabelli(5)...............    2,953,650       5.4           2.1
                        James B. Bocock(6)................      977,000       1.8             *
                        William E. Simon, Jr.(7)..........      913,125       1.6             *
                        Dean M. Goodman(6)................      394,136         *             *
                        Jeffrey Sagansky(6)...............      360,000         *             *
                        J. Jay Hoker(6)...................      344,850         *             *
                        Anthony L. Morrison(6)............      272,800         *             *
                        Seth A. Grossman(6)...............       87,175         *             *
                        Bruce L. Burnham(6)...............       38,350         *             *
                        James L. Greenwald(6).............       22,000         *             *
                        R. Brandon Burgess................            0         *             *
                        Keith G. Turner...................            0         *             *
                        Harold N. Brook...................            0         *             *
                        John E. Oxendine..................            0         *             *
                        All directors and executive
                        officers as a group(8)............   26,223,204      45.1%         18.0%
Class B Common Stock    Lowell W. Paxson..................    8,311,639     100.0          58.3%
                        All directors and executive
                        officers as a group...............    8,311,639     100.0          58.3%

---------------
* Less than 1%

(1) Unless otherwise specified in the footnotes to this table, the address of each person in this table is c/o Paxson Communications Corporation, 601 Clearwater Park Road, West Palm Beach, Florida 33401-6233.

(2) Consists of 31,896,032 shares of Class A Common Stock issuable upon conversion of shares of 8% Series B Convertible Exchangeable Preferred Stock held by NBC Palm Beach Investment I, Inc., and 32,032,127 shares of Class A Common Stock issuable upon exercise of outstanding warrants and held by NBC Palm Beach Investment II, Inc. The holders' rights to acquire shares of Class A Common Stock upon conversion and exercise, respectively, of such securities, while currently exercisable, are subject to material conditions precedent, including approval of the Federal Communications Commission. According to information contained in a Schedule 13D filed with the Securities and Exchange Commission (the "Commission"), dated September 15, 1999, each of such holders is a subsidiary of National Broadcasting Company, Inc. ("NBC"), whose address is 30 Rockefeller Plaza, New York, New York 10112, and NBC and its parent entity, General Electric Company, Inc., each disclaims beneficial ownership of such securities.

(3) Does not include 8,311,639 shares of Class B Common Stock, each share of which is convertible into one share of Class A Common Stock. Mr. Paxson is the beneficial owner of all his shares of Class A Common Stock and Class B Common Stock through his control of Second Crystal Diamond, Limited Partnership and Paxson Enterprises, Inc.

(4) According to information contained in an amendment to Schedule 13D filed with the Commission, dated July 28, 1998, Landmark Communications, Inc., whose address is 150 Brambleton Avenue, Norfolk, Virginia 23510, acquired such shares pursuant to an Asset

    Acquisition Agreement dated as of June 13, 1997 in connection with its sale to the Company of the assets related to The Travel Channel, and holds such shares for investment purposes.

(5) According to information contained in a Schedule 13D filed with the Commission, dated February 8, 2000, various investment funds and other entities controlled by or affiliated with Mario J. Gabelli and Marc J. Gabelli, each of whose address is c/o Gabelli Asset Management, Inc., One Corporate Center, Rye, New York 10580, acquired such shares for investment for one or more accounts over which it has shared, sole or both investment and voting power, for its own account, or both.

(6) Includes shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Stock Incentive Plans as follows:
    Jeffrey Sagansky -- 360,000; James B. Bocock -- 977,000; Dean M.
    Goodman -- 347,661; J. Jay Hoker -- 344,000; Anthony L. Morrison -- 242,250; Seth A. Grossman -- 59,000; Bruce L. Burnham -- 26,250; James L.
    Greenwald -- 22,000.

(7) Consists of shares which may be acquired upon the exercise of warrants and conversion of Series A Convertible Preferred Stock held by an affiliate of Mr. Simon.

(8) Includes 2,435,161 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Stock Incentive Plans and 913,125 shares which may be acquired upon the exercise of warrants and conversion of Series A Convertible Preferred Stock held by an affiliate of Mr. Simon.

POTENTIAL CHANGE IN CONTROL

     On September 15, 1999, NBC, through subsidiaries, purchased shares of our 8% Series B Convertible Exchangeable Preferred Stock ("Series B Convertible Preferred Stock") and common stock purchase warrants for an aggregate purchase price of $415 million. Concurrently, NBC entered into an agreement with Mr. Paxson, our Chairman and controlling stockholder, and certain of his affiliates, pursuant to which NBC was granted the right to purchase all (but not less than all) 8,311,639 shares of our outstanding Class B Common Stock beneficially owned by Mr. Paxson, which shares are entitled to ten votes per share on all matters submitted to a vote of our stockholders. The transactions with NBC are described in more detail in this Proxy Statement under Proposal 3 below.

     Pursuant to these agreements and the related agreements entered into in connection with the transaction, NBC has the right to acquire voting and operational control of the Company, subject to various conditions including approval of the Federal Communications Commission ("FCC"). Exercise of these rights by NBC would result in a change in control of the Company.

          PROPOSAL 1 -- APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
            INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS

     In connection with the NBC transaction described under Proposal 3 below, we agreed to seek the approval of our stockholders of an amendment to our Certificate of Incorporation providing for three-year staggered terms of the members of the Board of Directors. The Board of Directors has therefore approved and recommends that our stockholders approve an amendment to our Certificate of Incorporation to add a new Article Thirteenth providing for the classification of the Board of Directors into three classes with staggered three-year terms of office (the "Classified Board Amendment").

     The text of the Classified Board Amendment described in this Proposal is set forth in Exhibit A to this Proxy Statement, in substantially the form in which it will take effect if the Classified Board Amendment is approved by the stockholders. The following description of the Classified Board Amendment is qualified in its entirety by reference to Exhibit A. In addition, if the Classified Board Amendment is approved by the stockholders, certain conforming amendments will be made to the By-Laws of the Company.

     Our certificate of incorporation does not currently contain any provisions with respect to the term of service or removal of directors. The election of directors is currently governed by our By-Laws, which provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or by-law approved by stockholders that provide for a classified board of directors. The proposed Classified Board Amendment would provide that our directors will be classified into three classes (denominated Class I, Class II and Class III), which shall be as nearly equal in number as possible. If the Classified Board Amendment is adopted, three directors will be elected for a term expiring at the 2001 Annual Meeting ("Class I" directors); three directors will be elected for a term expiring at the 2002 Annual

Meeting ("Class II" directors); and three directors will be elected for a term expiring at the 2003 Annual Meeting ("Class III" directors). At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" as to the composition of each class of directors if this proposal is adopted.

     The proposed Classified Board Amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of the votes cast at a single Annual Meeting. If we implement a classified board of directors, it will take at least two Annual Meetings to effectuate a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

     Under Delaware law, the Board of Directors may fill vacancies on a classified board, and the directors so appointed will hold office until the next election of the class to which the director was appointed. Delaware law also provides that, unless a corporation's certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. Presently, all of our directors are elected annually and any or all may be removed, with or without cause, by a majority vote of the outstanding shares entitled to vote with respect to an election of directors. If this proposal is adopted, our stockholders will only be able to remove directors for cause.

     Because of the additional time required to change control of the Board of Directors, the Classified Board Amendment will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the Classified Board Amendment will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of our outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The Classified Board Amendment will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

     In order to be adopted, this proposal must receive the affirmative vote of at least a majority of the outstanding shares entitled to vote, present in person or represented by proxy. Mr. Paxson and his affiliates, who own a majority in total voting power of our outstanding voting stock, have agreed with NBC to vote their shares in favor of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS.

                      PROPOSAL 2 -- ELECTION OF DIRECTORS

     At the Annual Meeting, nine directors are to be elected. If Proposal 1 is approved, nine directors will be elected for the staggered terms set forth below. If Proposal 1 is not approved, nine directors will be elected to hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. The nine nominees for election as directors are Lowell W. Paxson, Jeffrey Sagansky, William E. Simon, Jr., Bruce L. Burnham, James L. Greenwald, Brandon Burgess, Keith G. Turner, Harold Brook and John E. Oxendine, all of whom are currently members of the Board of Directors. Messrs. Burgess, Turner and Brook are nominees and employees of NBC and are proposed for election as Class III directors for three year terms expiring at the 2003 Annual Meeting. Messrs. Burnham, Greenwald and Oxendine are proposed for election as Class II directors for two year terms expiring at the 2002 Annual Meeting. Messrs. Paxson,

Sagansky and Simon are proposed for election as Class I directors for one year terms expiring at the 2001 Annual Meeting. Information concerning each of the nominees is set forth below.

     The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the designated nominees, and that should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors, which has no reason to believe the nominees named will be unable or unwilling to serve if elected.

NOMINEES FOR DIRECTOR

                                                                                                     DIRECTOR
NOMINEE                  AGE  POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS   SINCE
-------                  ---  ---------------------------------------------------------------------  --------
CLASS I DIRECTORS (TERM EXPIRING AT ANNUAL MEETING IN 2001)

Lowell W. Paxson.......  65   Chairman of the Board since 1991 and Chief Executive Officer of the        1991
                              Company from 1991 to 1998. President, Home Shopping Network, Inc.
                              from 1985 to 1990.

William E. Simon, Jr...  48   Vice Chairman of the Company since 1998. Executive Director, William       1998
                              E. Simon & Sons, LLC, a private investment firm and merchant bank, from 1988 to present. Director and Chairman, GeoLogistics
                              Corporation.

Jeffrey Sagansky.......  48   President and Chief Executive Officer of the Company since 1998.           1998
                              Co-President, Sony Pictures Entertainment, a producer of film and video programming, from 1996 to 1997. Executive Vice President, Sony
                              Corporation of America, from 1994 to 1996.

CLASS II DIRECTORS (TERM EXPIRING AT ANNUAL MEETING IN 2002)

Bruce L. Burnham.......  66   President of The Burnham Group since 1993, a firm providing                1996
                              consulting and marketing services to the retail industry. Director,
                              Forcenergy, Inc., and J.B. Rudolph, Inc.

James L. Greenwald.....  73   Chairman and Chief Executive Officer from 1975 to 1994 of Katz             1996
                              Communications, Inc., a broadcast advertising representative sales firm; Chairman Emeritus since 1994. Director, Granite Broadcasting
                              Company and Source Media, Inc.

John E. Oxendine.......  57   President and Chief Executive Officer since 1998 of Blackstar, Inc.;       2000
                              Chairman and Chief Executive Officer since 1999 of Broadcast Capital,
                              Inc.; Chairman from 1994 to 1998 of Blackstar LLC; Chairman and Chief
                              Executive Officer 1987 to 1998 of Blackstar Communications, Inc. All
                              of such entities are owners and operators of, or investors in, broadcast television stations.

                                                                                                     DIRECTOR
NOMINEE                  AGE  POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS   SINCE
-------                  ---  ---------------------------------------------------------------------  --------
CLASS III DIRECTORS (TERM EXPIRING AT ANNUAL MEETING IN 2003)

R. Brandon Burgess.....  32   Vice President and Chief Financial Officer, Business Development and       1999
                              New Media, of NBC since 2000; Vice President and CFO, Television
                              Network, of NBC from 1999 to 2000; Director of Business Development and International Business of NBC from 1998 to 1999; Manager of
                              Corporate Strategy and Mergers and Acquisitions of Pepsico, Inc. a
                              beverage company, from 1995 to 1998.

Keith G. Turner........  46   President, Television Network Sales of NBC since 1998; Vice                1999
                              President, Sports Sales and Television Network Sales of NBC from 1990 to 1998.

Harold N. Brook........  43   Executive Vice President, NBC Entertainment and NBC Studios Business       2000
                              Affairs since 1997; Senior Vice President, Business Affairs of NBC from 1993 to 1997.

OTHER EXECUTIVE OFFICERS

     Dean M. Goodman, 52, has been the President of the Company's PAX TV network television operations since 1998. Mr. Goodman was president of the Company's inTV and Network-Affiliated Television divisions from 1995 to 1997. From 1993 to 1995, Mr. Goodman was general manager of the Company's Miami, Florida radio station group.

     Anthony L. Morrison, 38, is the Company's Executive Vice President, Secretary and Chief Legal Officer, serving in these capacities since 1995. Prior to that time he was an attorney in private practice with the O'Melveny & Meyers law firm, concentrating his practice on complex commercial financings.

     Seth A. Grossman, 34, was named Chief Financial Officer of the Company in December 1999. Mr. Grossman has also served as Senior Vice President, Corporate Development since 1997. From 1995 to 1997, he was the Company's Director of Finance.

     Kenneth M. Gamache, 37, is a Senior Vice President of the Company, and has served as the Company's Controller and principal accounting officer since 1993.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During 1999, the Board of Directors held seven meetings. Each incumbent director attended at least 75% of the total number of Board meetings and meetings of committees of which he is a member. In addition, the Board of Directors took action 18 times during 1999 by unanimous written consent in lieu of a meeting, as permitted by applicable state law.

     Our Compensation Committee consists of James L. Greenwald and Bruce L. Burnham. The Compensation Committee recommends to the Board both base salary levels and bonuses for the Chief Executive Officer and the other officers of the Company. See "Board Compensation Committee Report on Executive Compensation." The Compensation Committee also reviews and makes recommendations with respect to our existing and proposed compensation plans, and serves as the committee responsible for administering the our Stock Incentive Plans. During 1999, the Compensation Committee met informally in conjunction with each of the meetings of the Board of Directors, and held two separate Committee meetings. In making recommendations regarding compensation and related matters, the Compensation Committee has independently received and reviewed reports of professional compensation consultants.

     Our Audit Committee consists of Bruce L. Burnham, James L. Greenwald and William E. Simon, Jr. Mr. Burnham is the chairman of the Committee. The duties of the Audit Committee are to recommend to the Board of Directors the selection of independent certified public accountants, to meet with our independent certified public accountants to review the scope and results of the audit, and to consider various accounting and auditing matters related to our system of internal controls, financial management practices and other matters. During 1999, the Audit Committee met four times.

     We do not have a nominating committee. This function is performed by the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive an annual retainer of $24,000 and are paid fees of $1,500 for each board meeting attended, $1,000 for each committee meeting attended and $500 for each meeting chaired. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. In February 1999, Mr. Burnham and Mr. Greenwald were each granted options to purchase 5,750 shares of Class A Common Stock at an exercise price of $3.42 per share and in April 1999 Mr. Burnham and Mr. Greenwald were each granted options to purchase 50,000 shares at an exercise price of $7.25 per share, vesting over a five year period. No other directors receive separate compensation for services rendered as a director, including those directors who are employed by us.

CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND OFFICERS

     NBC Transactions. On September 15, 1999, NBC entered into an agreement with us pursuant to which subsidiaries of NBC acquired $415 million of Series B Convertible Preferred Stock, which is convertible into 31,896,032 shares of our Class A Common Stock, and common stock purchase warrants entitling the holder to purchase 32,032,127 shares of Class A Common Stock. NBC also entered into an agreement with Mr. Paxson, our Chairman and controlling stockholder, and certain of his affiliates, pursuant to which NBC was granted the right to purchase all (but not less than all) 8,311,639 shares of our Class B Common Stock beneficially owned by Mr. Paxson, which shares are entitled to ten votes per share on all matters submitted to a vote of our stockholders and are convertible into an equal number of shares of Class A Common Stock. NBC, the Company, Mr. Paxson and certain of his affiliates also agreed that, if permitted by the Communications Act of 1934 and FCC rules and regulations, we may nominate persons named by NBC for election to the Board of Directors and Mr. Paxson and his affiliates will vote their shares in favor of the election of such persons as directors. During December 1999 and March 2000, the Board of Directors appointed Messrs. Burgess, Turner and Brook, employees of NBC, to fill vacancies on the Board of Directors. Each of these persons currently serves as a director of the Company and is standing for reelection. Apart from their service as employees of NBC, we are not aware of any interest of Messrs. Burgess, Turner and Brook in our transactions with NBC.

     DP Media. DP Media, Inc., CAP Communications, Inc. and RDP Communications, Inc. (collectively herein, "DP Media"), are companies beneficially owned by family members of Mr. Paxson. During the past several years, we have engaged in numerous transactions with DP Media involving television station purchases and sales, time brokerage and affiliation agreements and other matters.

     In February 1999, DP Media acquired two television stations, which are PAX TV affiliates, indirectly from us for consideration including the assumption of notes payable to us of approximately $30.5 million. These notes were repaid during August 1999. During 1999, Mr. Paxson served as guarantor on approximately $31.4 million in bank loans made to DP Media, which guaranty was secured by a pledge of approximately 6.1 million shares of Class A Common Stock owned by an affiliate of Mr. Paxson. Mr. Paxson's guaranties were terminated in connection with DP Media's refinancing of its indebtedness during August 1999.

     During 1999, we had affiliation agreements with DP Media under which we provided the DP Media station affiliates with programming and paid a fixed monthly affiliation fee, and the affiliates retained a portion of the advertising airtime during our network programming. We also provided DP Media with accounting, sales and technical services under services agreements which required the DP Media station affiliates to deposit all advertising revenues generated during the network programming as well as the monthly affiliation fee into an account from which they paid operating costs and interest. We were entitled to receive 90% of the excess of the revenues deposited into such account over the costs and expenses paid from the account. We also served as the network, national and regional sales representative for the DP Media station affiliates and received a commission of 15% for sales revenue generated. During 1999, we recorded $404,000 of commissions under our services agreements with DP Media. Effective March 1, 2000, these agreements with DP Media for each station other than WWDP (the second Boston area station) were replaced by time brokerage agreements which will remain in effect pending the completion of our acquisition of DP Media, as described below. During 1999, we recorded time brokerage and affiliation fees expense related to stations owned by DP Media of approximately $13.6 million.

     On November 21, 1999, we agreed to purchase the television station assets (eight stations and a contractual right to acquire a television station, WBPX, and two full power satellite stations serving the Boston, Massachusetts market) of DP Media. As part of the acquisition, we expect to spend an additional $38 million to consummate the acquisition of WBPX and the two satellite stations. WBPX is currently an affiliate of our PAX TV television network and is being operated by DP Media under a time brokerage agreement with the seller of the station. The television stations to be acquired, eight of which have been airing PAX TV network programming under affiliation agreements, and all of which we provide services for under various services agreements, serve the following markets: Battle Creek, Michigan, Raleigh, North Carolina, Hartford, Connecticut, Boston, Massachusetts (two stations - WBPX, Boston, Massachusetts, and WWDP, Norwell, Massachusetts), St. Louis, Missouri, Washington, D.C., Milwaukee, Wisconsin and Indianapolis, Indiana. In conjunction with the acquisition agreement, we advanced approximately $106 million to DP Media pursuant to a secured loan agreement, which was used to repay DP Media's outstanding indebtedness to third party lenders. On March 3, 2000, we agreed in principle with DP Media to convert the asset sale transaction into a purchase by us of all of the capital stock of DP Media for a purchase price of $7,500,000. Prior to the purchase, DP Media shall transfer the assets of WWDP to a newly formed entity in which we will hold a non-voting interest. We will have the right to require a sale of WWDP, which is not a PAX TV network affiliate, if the station is not sold within a specified period, and shall receive 45% of the net proceeds from the sale of the station.

     The Christian Network, Inc. We have entered into several agreements with The Christian Network, Inc. and certain of its for-profit subsidiaries (individually and collectively referred to herein as "CNI"). The Christian Network, Inc. is a section 501(c)(3) not-for-profit corporation to which Mr. Paxson has been a substantial contributor and of which he was a member of the Board of Stewards through 1993.

     On September 10, 1999, we entered into a Master Agreement with CNI for overnight programming and use of a portion of our digital capacity in exchange for CNI's providing public interest programming. The Master Agreement has a term of 50 years and is automatically renewable for successive ten year periods unless CNI ceases to exist, commences action to liquidate, ceases family values programming or the FCC revokes the licenses of a majority of our stations. Pursuant to the Master Agreement, we broadcast CNI overnight programming on each of our stations seven days a week from 1:00 a.m. to 6:00 a.m. When digital programming in multiple channels begins, we are obligated to make a digital channel available for CNI's use. CNI will have the right to use the digital channel for 24 hour CNI digital programming.

     We entered into an agreement with CNI in May 1994 (the "CNI Agreement") under which we agreed that, if the tax exempt status of CNI were jeopardized by virtue of its relationship with us, we would take certain actions to ensure that CNI's tax exempt status would no longer be so jeopardized. These steps could include rescission of one or more transactions or additional payments by us. We believe that our agreements with CNI have been on terms as favorable to CNI as it would obtain in arm's length transactions, and we intend any future agreements with CNI to be as favorable to CNI as CNI would obtain in arm's length transactions. Accordingly, if our activities with CNI are consistent with the terms governing our relationship, we should not be required to take any actions under the CNI Agreement. We cannot be sure, however, that we will not be required to take any actions under the CNI Agreement which might have a material cost to us.

     We have contracted with CNI to lease CNI's television production and distribution facility, the Worship Channel Studio, for the purpose of producing television programming for our television network. During the year ended December 31, 1999, we incurred rental charges in connection with this agreement of $195,000.

     Aircraft Lease. During 1997, we entered into a three year lease with a company owned by Mr. Paxson for a Boeing 727 aircraft. The lease provides for monthly payments of $63,600. We incurred rental costs under the lease of approximately $763,000 during 1999. We have also recorded leasehold improvements of approximately $310,000 (net of accumulated amortization) at December 31, 1999, in connection with the lease.

     During January 1999, we advanced $1,000,000 to Mr. Paxson, our Chairman, which was repaid without interest four days after being made.

     In May 1998, Mr. Simon was appointed our Vice Chairman. In connection with this appointment, in June 1998 we issued to an affiliate of Mr. Simon fully vested warrants to purchase 155,500 shares of Class A Common Stock at an exercise price of $16 per share. In June 1998, the affiliate of Mr. Simon purchased $10 million aggregate liquidation preference of our Series A Convertible Preferred Stock and warrants to purchase 32,000 shares of Class A Common Stock at an exercise price of $16 per share. In March, 2000, we reduced the exercise price of the 187,500 warrants held by Mr. Simon's affiliate from $16 per share to $12.60 per share.

     During December 1996, we approved a program to extend loans to members of our senior management to finance their purchase of shares of Class A Common Stock in the open market. The loans are full recourse promissory notes bearing interest at 5.75% per annum and are collateralized by a pledge of the shares of Class A Common Stock purchased with the loan proceeds. We extended the maturity date of all loans outstanding under this program until March 31, 2001. During the year ended December 31, 1999, approximately $1.5 million of principal and interest was paid to us under this program, and the loans outstanding to Mr. Bocock and Mr. Hoker, former executive officers who are no longer employed by us, and certain other members of senior management, were repaid in full. At December 31, 1999, the outstanding balance of principal and accrued interest on such loans to our Named Executive Officers was as follows: Mr. Goodman, $614,355; Mr. Morrison, $322,661; Mr. Grossman, $147,600; and Mr. Gamache,
$181,926.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who own more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such reports received by us, we believe that during 1999, all persons required to file such reports met all applicable SEC filing requirements.

EXECUTIVE COMPENSATION

     The following table presents information concerning the compensation received or accrued for services rendered during the fiscal years ended December 31, 1999, 1998 and 1997 for our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer who were serving as of December 31, 1999 and two additional executive officers who ceased serving as such during 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                            ------------
                                            ANNUAL COMPENSATION              NUMBER OF
                                   --------------------------------------    SECURITIES
NAME AND PRINCIPAL                                           OTHER ANNUAL    UNDERLYING        ALL OTHER
POSITION                    YEAR   SALARY(1)      BONUS      COMPENSATION     OPTIONS      COMPENSATION(2)(3)
------------------          ----   ----------   ----------   ------------   ------------   ------------------
Jeffrey Sagansky..........  1999    $600,000    $       --     $140,070(5)   2,000,000          $61,000
  Chief Executive Officer   1998     379,615            --      200,000(5)   1,200,000               --
  and President

Lowell W. Paxson..........  1999     493,798            --           --      1,000,000               --
  Chairman of the           1998     465,850        75,000           --             --               --
  Board                     1997     423,500     1,875,000           --             --               --

Dean M. Goodman...........  1999     315,000            --      924,937(6)          --           13,600
  President -- PAX TV       1998     315,000       100,000           --        600,000           32,500
                            1997     300,000     1,099,000           --             --           31,000

James B. Bocock (4).......  1999     255,938            --           --             --           26,594
  Co-President and          1998     341,250        75,000           --        200,000(4)        35,125
  Chief Operating Officer   1997     325,000     1,885,000           --             --           33,500

Jon Jay Hoker (4).........  1999     223,500            --      367,000(6)          --           16,750
  President -- Paxson       1998     315,400        75,000           --        500,000(4)        32,500
  Television Group          1997     300,000     1,581,000           --             --           26,200

Anthony L. Morrison.......  1999     223,438            --      432,781(6)      99,000           20,688
  Executive Vice            1998     196,875        75,000           --        200,000           20,688
  President,                1997     187,500       626,500           --             --           14,500
  Secretary and General
  Counsel

Seth A. Grossman..........  1999     177,292            --           --         22,000            1,000
  Chief Financial Officer;  1998     165,000            --           --        100,000            1,000
  Senior Vice President --  1997     150,000       250,000       48,251             --            1,000
  Corporate Development

---------------
(1) Includes amounts Named Executive Officers elected to defer pursuant to the Company's Profit Sharing Plan.

(2) Includes contributions to supplemental retirement plans as follows: during 1999, Mr. Sagansky -- $60,000; Mr. Bocock -- $25,594; Mr.
    Goodman -- $12,600; Mr. Hoker -- $15,750; Mr. Morrison -- $19,688; during
    1998, Mr. Bocock -- $34,125; Mr. Goodman -- $31,500; Mr. Hoker -- $31,500;
    Mr. Morrison -- $19,688; during 1997, Mr. Bocock -- $32,500; Mr.
    Goodman -- $30,000; Mr. Hoker -- $25,200, and Mr. Morrison -- $13,500.

(3) Includes $1,000 Company contributions to the Profit Sharing Plan during each year.

(4) Mr. Bocock resigned his employment with the Company effective October 1999; Mr. Hoker ceased to be an executive officer of the Company in June 1999, and resigned his employment with the Company effective January 2000.

(5) Consists of relocation allowance in 1998 and related tax reimbursement in 1999.

(6) Represents the difference between the price paid by the Named Executive Officer upon the exercise of stock options and the fair market value of the underlying Common Stock at the time of exercise.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

                        NUMBER OF
                        SHARES OF                                                              POTENTIAL REALIZABLE VALUES
                       COMMON STOCK                                                            AT ASSUMED ANNUAL RATES OF
                        UNDERLYING     % OF TOTAL OPTIONS    EXERCISE                  STOCK PRICE APPRECIATION FOR OPTION TERM(1)
                         OPTIONS      GRANTED TO EMPLOYEES   PRICE PER    EXPIRATION   -------------------------------------------
NAME                     GRANTED         IN FISCAL YEAR        SHARE         DATE          0%              5%              10%
----                   ------------   --------------------   ---------    ----------   -----------   ---------------   -----------
Jeffrey Sagansky.....     500,000              9.3            $10.00        9/15/09    $ 2,531,250     $ 7,267,613     $14,534,123
                        1,500,000             28.0                NA(2)     9/15/09             --              --              --
Lowell W. Paxson.....     333,333              6.1            $10.00       10/16/09        645,833       3,148,307       6,987,593
                          666,667             12.5                NA(2)    10/16/09             --              --              --
Dean M. Goodman......          --               --                --             --             --              --              --
James B. Bocock......          --               --                --             --             --              --              --
Jon Jay Hoker........          --               --                --             --             --              --              --
Anthony L. Morrison..      99,000              1.8            $ 7.25       12/31/09        212,500         574,114       1,128,902
Seth A. Grossman.....      22,000              0.4            $ 7.25       12/31/09         93,500         252,610         496,717

---------------
(1) Based upon the closing sale price on the grant date and the option exercise price.

(2) The exercise price of that portion of the options vesting on the first anniversary of the grant date (500,000 shares for Mr. Sagansky; 333,333 shares for Mr. Paxson) is $10 per share. The balance of the options have variable exercise prices to be determined at future dates, as described below under "Employment Agreements".

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                             SHARES                         OPTIONS AT                 IN-THE-MONEY OPTIONS
                            ACQUIRED                     DECEMBER 31, 1999            AT DECEMBER 31, 1999(1)
                               ON       VALUE     -------------------------------   ---------------------------
NAME                        EXERCISE   REALIZED   EXERCISABLE(2)    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        --------   --------   ---------------   -------------   -----------   -------------
Jeffrey Sagansky..........       --    $     --        360,000        2,840,000     $3,937,500     $10,987,850
Lowell W. Paxson..........       --          --             --        1,000,000             --         645,833
Dean M. Goodman...........  102,700     924,937        227,661          600,000      1,709,303       3,042,300
James B. Bocock...........       --          --      1,077,000               --      8,981,848              --
Jon Jay Hoker.............   50,000     367,000        344,000               --      2,451,270              --
Anthony L. Morrison.......   50,000     432,281        149,900          344,100      1,181,406       1,881,069
Seth A. Grossman..........       --          --         31,200          131,600        227,446         691,943

---------------
(1) Based on the closing sale price of the Class A Common Stock of $11.9375 on December 31, 1999.

(2) Excludes securities underlying options which vested January 1, 2000 as follows: Mr. Goodman, 120,000 shares; Mr. Morrison, 92,350 shares; Mr. Grossman, 27,800 shares.

                           10-YEAR OPTION REPRICINGS

                                    NUMBER OF SECURITIES     MARKET PRICE      EXERCISE PRICE     NEW        LENGTH OF ORIGINAL
                                     UNDERLYING OPTIONS    OF STOCK AT TIME      AT TIME OF     EXERCISE   OPTION TERM REMAINING
NAME                       DATE           REPRICED          OF REPRICING(1)      REPRICING       PRICE      AT DATE OF REPRICING
----                      -------   --------------------   -----------------   --------------   --------   ----------------------
Jeffrey Sagansky........  9/15/99         360,000              $15.0625            $7.25         $1.00       8 years, 9 months
  President and Chief                     840,000              $15.0625            $7.25         $0.01       8 years, 9 months
  Executive Officer

---------------
(1) Closing sale price of the Class A Common Stock on September 15, 1999.

     In September 1999, the Company entered into a new four year employment agreement with Mr. Sagansky, its Chief Executive Officer. In connection with this Agreement, the terms of Mr. Sagansky's existing options to purchase 1,200,000 shares of Class A Common Stock were amended to reduce the exercise price of the 360,000 vested options from $7.25 per share to $1.00 per share and to reduce the exercise price of the remaining 840,000 unvested options from $7.25 per share to $0.01 per share, and Mr. Sagansky's rights under his prior employment agreement to receive royalties on all original PAX TV television programming were cancelled. See "Compensation Committee Report on Executive Compensation."

STOCK INCENTIVE PLANS

     We have established various stock incentive plans to provide incentives to officers, employees and others who perform services for us through awards of options and shares of restricted stock. Awards are granted under the plans at the discretion of our Compensation Committee and may be in the form of either incentive or nonqualified stock options or awards of restricted stock. Options granted under the plans generally vest over a five year period and expire ten years after the date of grant. At December 31, 1999, 424,936 shares of Class A Common Stock were available for additional awards under the plans.

     The exercise price per share of Class A Common Stock deliverable upon the exercise of each stock option granted under the Stock Incentive Plans is determined by the Compensation Committee at the date the stock option is granted and as provided in the terms of the Stock Incentive Plans. Stock options are exercisable in whole or in part on such date or dates as are determined by the Compensation Committee at the date of the grant. The Compensation Committee may, in its sole discretion, accelerate the time at which any stock option may be exercised. Stock options expire on the date or dates determined by the Compensation Committee at the time the stock options are granted. Holders of more than ten percent (10%) of the combined voting power of our capital stock may be granted stock options, provided that if any of such options are intended to be incentive stock options, the exercise price must be at least 110% of the fair market value of Class A Common Stock as of the date of the grant and the term of the option may not exceed five years.

     Options granted under the Stock Incentive Plans may be exercised by the participant to whom granted or by his or her legal representative. If a participant's employment is terminated for cause, each option which has not been exercised shall terminate. As part of the severance arrangements with four of our executive officers who ceased employment during 1999, we agreed to accelerate the vesting of a portion of their options and to extend the expiration dates of the options beyond the dates which would otherwise apply upon cessation of employment.

     The Compensation Committee also has the discretion to award restricted stock, consisting of shares of Class A Common Stock which are subject to forfeiture in whole or in part if the recipient's employment is terminated prior to the end of the restrictive period. Participants who receive restricted stock do not become 100% vested in their restricted stock until five years after the effective date of the award. During the restricted period prior to vesting, the participant may transfer the restricted stock to a trust for the benefit of the participant or an immediate family member, but may not otherwise sell, assign, transfer, give or otherwise dispose of, mortgage, pledge or encumber such restricted stock. The Compensation Committee may, in its discretion, provide that a participant shall be vested in whole or with respect to any portion of the participant's award not previously vested if the participant's employment with the Company is terminated because of death, disability or retirement. To date, we have not awarded any restricted stock under the Stock Incentive Plans.

EXECUTIVE BONUS PLAN

     Under our Executive Bonus Plan, members of our senior management approved by the Compensation Committee may earn cash bonus compensation on an annual basis in such amounts as are determined by the Committee, based upon the achievement of operating and financial objectives and individual performance criteria. The bonus calculation criteria are established on an annual basis by the Committee, and generally consist of a set of Company operating and financial performance objectives which must be met for any participant to be entitled to receive a bonus, and individualized performance criteria and bonus levels for each participant (generally expressed as a percentage of the participant's base salary). Bonuses awarded with respect to a fiscal year are to be paid during the following year. No bonuses were earned under the Executive Bonus Plan with respect to the year ended December 31, 1999.

PROFIT SHARING PLAN

     We have a profit sharing plan under Section 401(k) of the Internal Revenue Code (the "Profit Sharing Plan"), which Plan provides that our employees must complete one year of service in order to be eligible to defer salary and, if available, receive matching contributions under the Section 401(k) portion of the Profit Sharing Plan. Participants may elect to defer a specified percentage of their compensation into the Profit

Sharing Plan on a pre-tax basis. We may, at our discretion, make matching contributions based on a percentage of deferred salary contributions at a rate to be determined by certain of our officers, which matching contributions may be paid in Company stock. In addition, we may make supplemental profit sharing contributions in such amounts as certain of our officers may determine. Participants earn a vested right to their profit sharing contribution in increasing amounts over a period of five years. After five years of service, the participant's right to his or her profit sharing contribution is fully vested. Thereafter the participant may receive a distribution of the entire value of his or her account at age 55, 62 or 65 or upon termination of employment, death or disability.

EMPLOYMENT AGREEMENTS

     Mr. Paxson is employed as our Chairman, in which capacity he serves as our senior executive officer, pursuant to an employment agreement for a three year term commencing October 16, 1999, and renewing thereafter for successive one year periods so long as Mr. Paxson remains our "Single Majority Shareholder" as such term is defined under the rules of the FCC. Mr. Paxson's base salary for the first year under the agreement is $600,000, increasing 10% per year. Mr. Paxson may receive an annual bonus of up to twice his base salary if we attain revenue targets established by our Compensation Committee. In connection with the employment agreement, we granted Mr. Paxson nonqualified options to purchase 1,000,000 shares of Class A Common Stock, which vest in equal installments over a three year period. The exercise price for the options vesting on the first anniversary is $10 per share, and the exercise price for options vesting on subsequent anniversaries will be the lower of a range between $14 and $18 per share or the fair market value of the common stock on the prior anniversary date. Mr. Paxson is eligible to participate in all employee benefit plans and arrangements that are generally available to other senior executives. The Board of Directors may terminate Mr. Paxson's employment agreement before expiration for good cause, as defined in the agreement, and Mr. Paxson may terminate the agreement for good reason, as defined in the agreement. If Mr. Paxson dies, becomes permanently disabled, terminates his employment for good reason or is terminated other than for good cause during the term of the agreement, we will pay Mr. Paxson or his estate, as the case may be, his then existing salary for the remaining term of the agreement, in the case of disability, termination for good reason or termination other than for good cause, or 18 months, in the case of death.

     Mr. Sagansky is employed as our President and Chief Executive Officer pursuant to an employment agreement entered into in September 1999 for a four year term expiring September 15, 2003. Mr. Sagansky's base salary for the first year under the agreement is $600,000, increasing 10% per year. Mr. Sagansky may receive an annual bonus of up to twice his base salary if we attain revenue targets established by our Compensation Committee, which shall be the same revenue targets established for purposes of Mr. Paxson's bonus compensation. In connection with the employment agreement, we granted Mr. Sagansky nonqualified options to purchase 2,000,000 shares of Class A Common Stock, vesting in four equal annual installments commencing September 15, 2000, and expiring in ten years. The vesting of these options will be accelerated if, at any time after Mr. Paxson ceases to be our FCC Single Majority Shareholder, Mr. Sagansky's employment is terminated other than by reason of his death or disability and other than for good cause (as defined in the agreement). The exercise price for the options vesting on the first anniversary is $10 per share, and the exercise price for options vesting on subsequent anniversaries will be the lower of a range between $14 and $21 per share or the fair market value of the common stock on the prior anniversary date. Mr. Sagansky is eligible to participate in all employee benefit plans and arrangements that are generally available to other senior executives. The Board of Directors may terminate Mr. Sagansky's employment agreement before expiration for good cause, as defined in the agreement, and Mr. Sagansky may terminate the agreement for good reason, as defined in the agreement. If Mr. Sagansky dies, becomes permanently disabled, terminates his employment for good reason or is terminated other than for good cause during the term of the agreement, we will pay Mr. Sagansky or his estate, as the case may be, his then existing salary for the remaining term of the agreement, in the case of disability, termination for good reason or termination other than for good cause, or 18 months, in the case of death.

     Mr. Goodman is employed as President of PAX TV under a five year employment agreement commencing January 1, 1998. Mr. Goodman is entitled to annual base salary increases of at least 10% each

January 1 and is eligible to receive an annual bonus. Mr. Goodman is eligible to participate in all employee benefit plans and arrangements that are generally available to other senior executives and to receive such other cash and non-cash bonus awards and compensation (including awards under the Stock Incentive Plans) as we may determine. We may terminate Mr. Goodman's employment for good cause, as defined in the agreement. If Mr. Goodman's employment is terminated by reason of his disability or other than for good cause, or if Mr. Goodman terminates his employment for good reason, as defined in the agreement, the Company will continue to pay Mr. Goodman his base salary for the lesser of two years or the balance of the employment term in the case of disability; and for the balance of the employment term in all other cases. If Mr. Goodman dies, the Company will pay Mr. Goodman's estate his then existing salary for a period of one year.

     Mr. Morrison is employed as our Vice President and General Counsel under a five year employment agreement commencing January 1, 1998. Mr. Morrison is entitled to annual base salary increases of at least 10% each January 1 and is eligible to receive an annual bonus. Mr. Morrison is eligible to participate in all employee benefit plans and arrangements that are generally available to other senior executives and to receive such other cash and non-cash bonus awards and compensation (including awards under the Stock Incentive Plans) as we may determine. We may terminate Mr. Morrison's employment for good cause, as defined in the agreement. If Mr. Morrison's employment is terminated by reason of his disability or other than for good cause, or if Mr. Morrison terminates his employment for good reason, as defined in the agreement, we will continue to pay Mr. Morrison his base salary for the lesser of two years or the balance of the employment term in the case of disability; and for the balance of the employment term in all other cases. If Mr. Morrison dies, we will pay his estate his then existing salary for a period of one year.

     Mr. Grossman is employed as our Chief Financial Officer and Senior Vice President, Corporate Development under a three year employment agreement commencing June 1, 1999. Mr. Grossman is entitled to annual base salary increases of at least 10% each January 1 and is eligible to receive an annual bonus. Mr. Grossman is eligible to participate in all employee benefit plans and arrangements that are generally available to other senior executives and to receive such other cash and non-cash bonus awards and compensation (including awards under the Stock Incentive Plans) as we may determine. We may terminate Mr. Grossman's employment for cause, as defined in the agreement. If Mr. Grossman's employment is terminated by reason of his death or disability or other than for good cause, we will continue to pay Mr. Grossman his base salary for the lesser of one year or the balance of the employment term.

     The terms of each of the employment agreements described above, other than that of Mr. Grossman, were approved by the Compensation Committee.

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors reviews and recommends the salaries and other compensation of the executive officers of the Company, including its Chairman and its Chief Executive Officer and other Named Executive Officers, and is responsible for administering the Company's Executive Bonus Plan and Stock Incentive Plans, and for reviewing proposed executive compensation and other compensation plans and making recommendations to the Board of Directors. The Committee consists entirely of independent directors who are not officers or employees of the Company.

     In making its recommendations as to executive compensation, the Committee seeks to recommend a level of base compensation which is competitive with the compensation offered to executives performing similar functions by others in the Company's line of business, and to link a significant portion of an executive's total potential cash compensation to the achievement of overall Company operating and financial goals and individual performance criteria. In administering the Executive Bonus Plan, the Committee establishes, on an annual basis, overall Company operating and financial goals and individual performance criteria which offer Company executives the opportunity to earn significant bonus compensation. In formulating its recommenda-tions as to awards under the stock incentive plans, the Committee seeks to provide a means for Company executives to realize substantial additional compensation based upon appreciation in the public trading price of the Company's common stock, thereby aligning the executives' interests with those of the Company's stockholders.

     In September 1999, concurrently with the NBC investment transaction, the Company entered into a new four year employment agreement with Mr. Sagansky, its Chief Executive Officer. In connection with this Agreement, the terms of Mr. Sagansky's existing options to purchase 1,200,000 shares of Class A Common Stock were amended to reduce the exercise price of the 360,000 vested options from $7.25 per share to $1.00 per share and to reduce the exercise price of the remaining 840,000 unvested options from $7.25 per share to $0.01 per share, and Mr. Sagansky's rights under his prior employment agreement to receive royalties on all original PAX TV television programming were cancelled. Mr. Sagansky was also granted options to purchase an additional 2,000,000 shares of Class A Common Stock, vesting in four equal annual installments commencing September 15, 2000, and expiring in ten years. The exercise price for the options vesting on the first anniversary is $10 per share, and the exercise price for options vesting on subsequent anniversaries will be the lower of a range between $14 and $21 per share or the fair market value of the common stock on the prior anniversary date. See the description of this agreement under "Employment Agreements" above. Mr. Sagansky's base salary and other terms of his new employment agreement were arrived at through arms' length negotiations between the Company and Mr. Sagansky, and reflected the Company's desire to provide incentives to Mr. Sagansky to encourage him to remain employed with the Company following conclusion of the transactions with NBC. The Committee's recommendations as to the terms to be offered to Mr. Sagansky were significantly influenced by its evaluation of the level of compensation commanded by other chief executive officers and executives of Mr. Sagansky's stature in the television broadcasting industry and the competition for Mr. Sagansky's services. In formulating its recommendations as to Mr. Sagansky's compensation, the Committee evaluated information provided by outside compensation consultants retained by the Company.

     In October 1999, the Company entered into a new three year employment agreement with Mr. Paxson, its Chairman. In connection with this Agreement, Mr. Paxson was granted options to purchase 1,000,000 shares of Class A Common Stock, vesting in three annual installments commencing October 16, 2000, and expiring in ten years. The exercise price for the options vesting on the first anniversary is $10 per share, and the exercise price for options vesting on subsequent anniversaries will be the lower of a range between $14 and $18 per share or the fair market value of the common stock on the prior anniversary date. See the description of this agreement under "Employment Agreements" above. Mr. Paxson's base salary and other terms of his new employment agreement are similar to those of Mr. Sagansky, and reflect the Company's desire to provide incentives to Mr. Paxson to encourage him to remain employed with the Company during the period prior to the date on which NBC may exercise certain rights to acquire control of the Company. The Committee's recommendations as to the terms to be offered to Mr. Paxson were significantly influenced by its evaluation of the level of compensation commanded by other senior executives of Mr. Paxson's stature in the television broadcasting industry. In formulating its recommendations as to Mr. Paxson's compensation, the Committee evaluated information provided by outside compensation consultants retained by the Company.

     Since the operating and financial performance objectives established by the Compensation Committee for determination of bonus compensation for the 1999 fiscal year under the Executive Bonus Plan were not attained, the Committee determined to award no bonus compensation under the Executive Bonus Plan to the Company's executive officers, and therefore no bonus payments under this plan will be made to the executive officers in 2000 in respect of the 1999 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was composed of Mr. Burnham and Mr. Greenwald during 1999. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during 1999.

                                    * * * *

     The foregoing report on executive compensation is provided by the following non-employee directors, who constituted the Compensation Committee during 1999:

                                          Bruce L. Burnham
                                          James L. Greenwald

                               PERFORMANCE GRAPH

     This graph compares the cumulative total return on our Class A Common Stock as compared with the cumulative total return for the American Stock Exchange Market Value Index and an industry peer group index compiled by us that consists of several companies (the "Peer Group").(1) The graph assumes $100 invested at the per share closing price of our Class A Common Stock on November 7, 1994, the date we first became publicly traded. Similar calculations were made with respect to the American Stock Exchange Market Value Index and the Peer Group for the relevant periods assuming that all dividends were reinvested.

                                    [CHART]

Company Name/Index                     11/7/94     12/31/1994     12/31/1995     12/31/1996    12/31/1997     12/31/1998  12/31/1999
------------------------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp.            $100.00       $86.42         $112.96        $ 57.41       $ 55.56       $ 68.06      $ 88.43
American Stock Exchange Index          $100.00       $96.15         $121.55        $129.32       $151.78       $152.75      $194.43
Peer Group Index                       $100.00       $89.09         $123.20        $168.75       $268.02       $267.67      $450.01


     (1) The following companies comprise the Peer Group: Granite Broadcasting Corp, Hearst-Argyle Television Inc., LIN Television Corp., Sinclair Broadcast Group, Inc., Univision Communications, Inc. and Young Broadcasting, Inc. Calculations for the Peer Group were weighted on the basis of their respective market capitalizations.

         PROPOSAL 3 -- APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK
            UPON CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK
                            AND EXERCISE OF WARRANT

     On September 15, 1999, we entered into a strategic and financial relationship with NBC pursuant to which NBC is expected to play an important role in the Company's future and, subject to various conditions including FCC approval, has the ability to acquire voting and operational control of the Company. NBC acquired $415 million aggregate liquidation preference of our Series B Convertible Preferred Stock and ten-year warrants to acquire 32,032,127 additional shares of Class A Common Stock. The Series B Convertible Preferred Stock is convertible into 31,896,032 shares of the Company's Class A Common Stock at an initial conversion price of $13.01 per share, increasing 8% per annum. NBC's warrant to acquire 13,065,507 shares of Class A Common Stock ("Warrant A") is exercisable at a price of $12.60 per share.

     Because the conversion price of the Series B Convertible Preferred Stock and the exercise price of Warrant A are lower than the closing price of the Class A Common Stock on the American Stock Exchange on September 15, 1999, and the shares of Class A Common Stock issuable upon such conversion and exercise each would constitute more than 20% of our currently outstanding Class A Common Stock, the rules of the American Stock Exchange require that, as a condition to listing on that exchange of the shares of Class A Common Stock so issuable, the stockholders of the Company approve the issuance of these shares of Class A Common Stock on the terms on which we have agreed to issue them. We agreed with NBC to submit a proposal to our stockholders at the Annual Meeting seeking approval of this matter. Mr. Paxson and his affiliates, who own a majority in total voting power of our outstanding voting stock, have agreed with NBC to vote their shares in favor of this proposal.

     The Board of Directors has unanimously approved and recommends that our stockholders approve the issuance of shares of Class A Common Stock upon conversion of shares of Series B Convertible Preferred Stock, pursuant to the terms set forth in the Certificate of Designation of the Series B Convertible Preferred Stock, which is included as Exhibit B to this Proxy Statement, and the issuance of shares of Class A Common Stock pursuant to the terms of the warrant certificate evidencing Warrant A, which is included as Exhibit C to this Proxy Statement.

     A description of the material terms of the transaction with NBC is set forth below. This information is a summary only and is not a complete statement of the terms the material transaction agreements, which were included as exhibits to the Company's Current Report on Form 8-K, dated September 15, 1999, as filed with the Commission.

NBC TRANSACTION

     On September 15, 1999 (the "Issue Date"), the Company and NBC entered into an Investment Agreement (the "Investment Agreement"), pursuant to which subsidiaries of NBC acquired (i) $415 million of Series B Convertible Preferred Stock, which is convertible into 31,896,032 shares of the Company's Class A Common Stock, (ii) Warrant A, entitling the holder to purchase 13,065,507 shares of Class A Common Stock at a price of $12.60 per share, and (iii) a common stock purchase warrant entitling the holder to purchase 18,966,620 shares of Class A Common Stock ("Warrant B" and, collectively with Warrant A, the "Warrants") at an exercise price equal to the average of the closing sale prices of the Class A Common Stock for the 45 consecutive trading days ending on the trading day immediately preceding the warrant exercise date (provided that such price shall not be more than 17.5% higher or 17.5% lower than the six month trailing average closing sale price), subject to a minimum exercise price during the three years after the Issue Date of $22.50 per share.

     Concurrently with the Investment Agreement, NBC entered into an agreement with Lowell W. Paxson, our Chairman and controlling stockholder ("Mr. Paxson") and certain affiliates of Mr. Paxson, pursuant to which NBC was granted the right (the "Call Right") to purchase all (but not less than all) 8,311,639 shares of our Class B Common Stock beneficially owned by Mr. Paxson, which shares are entitled to ten votes per share on all matters submitted to a vote of our stockholders and are convertible into an equal number of shares of Class A Common Stock, at a price equal to the higher of (i) the average of the closing sale prices of the

Class A Common Stock for the 45 consecutive trading days ending on the trading day immediately preceding the exercise of the Call Right (provided that such price shall not be more than 17.5% higher or 17.5% lower than the six month trailing average closing sale prices), and (ii) $22.50 per share for any exercise of the Call Right on or prior to the third anniversary of the Issue Date and $20.00 per share for any exercise of the Call Right thereafter. Exercise of the warrants and the Call Right is subject to compliance with applicable provisions of the Communications Act of 1934, as amended (the "Communications Act"), and the rules and regulations of the FCC. The Call Right expires on the tenth anniversary of the Issue Date, or prior thereto under certain conditions, and may not be exercised until the Warrants have been exercised in full. Upon exercise of the Call Right, Mr. Paxson would cease to be the controlling stockholder of the Company.

     The Series B Convertible Preferred Stock is exchangeable, at the option of the holder, subject to our debt and preferred stock covenants limiting additional indebtedness but in any event not later than January 1, 2007, into convertible debentures ranking on a parity with our other subordinated indebtedness. Should NBC determine that its affiliates are prevented under the Communications Act and the rules and regulations of the FCC from holding shares of Class A Common Stock upon conversion of Series B Convertible Preferred Stock or exercise of the Warrants, the Series B Convertible Preferred Stock held by NBC's affiliate shall be convertible into, and the Warrants shall be exercisable for, an equal number of shares of non-voting common stock of the Company. Warrant B may not be exercised until Warrant A has been exercised in full, and may not be exercised prior to February 1, 2002, to the extent that, after giving effect to such exercise, Mr. Paxson or any of his affiliates (including family members) would not constitute the "Single Majority Stockholder" of the Company under applicable FCC rules (generally defined as the possession of the right to vote securities having more than 50% of the total voting power of all outstanding common stock and voting common stock equivalents) (the "FCC Single Majority Stockholder"). After February 1, 2002, Warrant B may not be exercised to the extent that, after giving effect to such exercise, Mr. Paxson or any of his affiliates (including family members) would not constitute the FCC Single Majority Stockholder of the Company unless Warrant B is exercised in full and concurrently with such exercise the Call Right has also been exercised. NBC was granted demand and piggyback registration rights with respect to the shares of Class A Common Stock issuable upon conversion of the Series B Convertible Preferred Stock (or conversion of any exchange debentures issued in exchange therefor), exercise of the Warrants or conversion of the Class B Common Stock subject to the Call Right.

     The Investment Agreement includes affirmative and negative covenants on the Company's part, requires us to obtain the consent of NBC or its permitted transferee with respect to a broad range of corporate actions, and grants NBC certain rights with respect to our broadcast television operations. We agreed to seek stockholder approval, at our next annual meeting, of (i) amendments to our Certificate of Incorporation providing for a classified board of directors serving three year staggered terms and the authorization of sufficient shares of non-voting common stock to permit NBC (or an assignee) to exercise its right to acquire non-voting common stock, as described in the preceding paragraph, (ii) the election of directors for staggered terms, and (iii) the issuance of shares of Class A Common Stock pursuant to the terms of the Series B Convertible Preferred Stock and Warrant A to the extent necessary to satisfy American Stock Exchange conditions for listing such shares. NBC also has the right to require us to redeem its investment in the Series B Convertible Preferred Stock under certain circumstances, including at any time that the FCC renders a final decision which is not subject to further appeal within the FCC that its investment in us and the acquisition of the other rights provided for in the transaction agreements is "attributable" to NBC (as that term is defined under applicable rules of the FCC), or for a period of 60 days beginning with the third anniversary of the Issue Date and on each anniversary of the Issue Date thereafter, or in case of certain events of default under the transaction agreements, subject in each case to certain conditions (including our compliance with the covenants contained in our outstanding indebtedness and preferred stock). NBC or its permitted transferee may continue to exercise certain of the rights granted under the transaction agreements only so long as they hold Series B Convertible Preferred Stock convertible into a number of shares of Class A Common Stock, and shares of Class A Common Stock acquired upon exercise of the Warrants, aggregating at least 21,500,000 shares of Class A Common Stock (increasing to 26,000,000 shares 30 days after the Company's first Securities and Exchange Commission filing showing positive net earnings per share for any fiscal quarter).

     NBC, the Company, Mr. Paxson and certain affiliates of Mr. Paxson also entered into an agreement concurrently with the Investment Agreement, pursuant to which, if permitted by the Communications Act and FCC rules and regulations, we may nominate persons named by NBC for election to the Board of Directors and Mr. Paxson and his affiliates will vote their shares in favor of the election of such persons as directors. During December 1999 and March 2000, the Board of Directors appointed Messrs. Burgess, Turner and Brook, employees of NBC, to fill vacancies on the Board of Directors. Each of these directors is standing for reelection, as set forth in Proposal 2 above. Mr. Paxson and his affiliates also agreed to vote their shares in favor of the proposals we agreed to submit to our stockholders at the Annual Meeting, as described in the preceding paragraph.

     The material terms of the NBC transaction were negotiated over a period of several months preceding the Issue Date. During the period of these negotiations, the public trading price of our Class A Common Stock was generally lower than the conversion price of the Series B Convertible Preferred Stock and the exercise price of Warrant A ultimately agreed to with NBC. Further, as the nature of the transaction we contemplated envisioned a long term strategic and financial relationship which could ultimately lead to NBC's acquisition of control of the Company, should FCC regulations permit, and involved a significant cash investment by NBC, the negotiation of the conversion and exercise prices of the securities to be acquired by NBC was not determined solely by reference to the public trading price of the Class A Common Stock. At the Issue Date, the public trading price of the Class A Common Stock had increased over a short period of time to a price in excess of the conversion and exercise prices agreed to with NBC. The Board of Directors, in the exercise of its business judgment, determined that the transaction with NBC was in the best interests of the Company and the parties closed the transaction on the Issue Date. NBC's investment has given us needed capital to fund television station acquisitions, capital expenditures, digital television upgrades, cable distribution rights payments, programming development and working capital needs.

     In order to be adopted, this proposal must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. Mr. Paxson and his affiliates, who own a majority in total voting power of our outstanding voting stock, have agreed with NBC to vote their shares in favor of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON CONVERSION OF SERIES B CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF WARRANT A.

          PROPOSAL 4 -- APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
        INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
          AND THE AUTHORIZED SHARES OF CLASS C NON-VOTING COMMON STOCK

     In connection with the NBC transaction described under Proposal 3 above, we agreed that, should NBC determine that its affiliates are prevented under the Communications Act and the rules and regulations of the FCC from holding shares of Class A Common Stock upon conversion of Series B Convertible Preferred Stock or exercise of the Warrants, the Series B Convertible Preferred Stock held by NBC's affiliate shall be convertible into, and the Warrants shall be exercisable for, an equal number of shares of non-voting common stock of the Company. We currently have 197,500,000 authorized shares of common stock, 150,000,000 of which are designated Class A Common Stock, 35,000,000 of which are designated Class B Common Stock and 12,500,000 of which are designated Class C Non-Voting Common Stock. The Board of Directors has approved and recommends that our stockholders approve an amendment to Article Fourth of our Certificate of Incorporation to increase the number of authorized shares of our common stock by increasing the number of authorized shares of Class C Non-Voting Common Stock from 12,500,000 to 77,500,000, with a corresponding increase in the authorized shares of Class A Common Stock (into which the Class C Non-Voting Common Stock is convertible) from 150,000,000 to 215,000,000, and a corresponding increase in the total authorized shares of common stock from 197,500,000 to 327,500,000 (the "Authorized Capital Amendment"). The text of that portion of Article Fourth proposed to be amended is set forth in Exhibit D to this Proxy Statement.

     As described under Proposal 3 above, NBC acquired $415 million aggregate liquidation preference of Series B Convertible Preferred Stock which is convertible into 31,896,032 shares of our Class A Common Stock, and Warrants to purchase an aggregate of 32,032,127 shares of our Class A Common Stock. NBC has agreed that our Class C Non-Voting Common Stock is an acceptable alternative should NBC elect to exercise its rights to cause its affiliates to acquire non-voting common stock. We currently have authorized 12,500,000 shares of Class C Non-Voting Common Stock, none of which is issued and outstanding. Approximately 65,000,000 shares of Class C Non-Voting Common Stock would be required to be available for issuance in order to enable NBC to exercise in full its rights to acquire non-voting common stock. The Authorized Capital Amendment would increase the authorized Class C Non-Voting Common Stock by 65,000,000 shares to a total of 77,500,000 shares, approximately 65,000,000 of which would be reserved for possible future issuance to NBC's affiliates should NBC exercise its right to cause its affiliates to acquire non-voting common stock. As the Class C Non-Voting Common Stock is convertible on a share for share basis into Class A Common Stock, the Authorized Capital Amendment would also increase the authorized Class A Common Stock by 65,000,000 shares to a total of 215,000,000 shares, approximately 65,000,000 of which would be reserved for possible future issuance upon conversion of shares of Class C Non-Voting Common Stock which could be issued to NBC's affiliates.

     Because substantially all of the additional authorized shares of Class C Non-Voting Common Stock and Class A Common Stock would be reserved for issuance in the event NBC were to exercise its rights to cause its affiliates to acquire Class C Non-Voting Common Stock, these shares of Class C Non-Voting Common Stock and Class A Common Stock would not be available for issuance or reservation for other purposes, unless and until the reservation of such shares for NBC were no longer necessary. To the extent NBC's affiliates acquire shares of Class A Common Stock upon conversion of the Series B Convertible Preferred Stock or exercise of the Warrants, the continued reservation of an equal number of shares of Class C Non-Voting Common Stock would cease to be required. Further, should the Warrants expire unexercised or the Series B Convertible Preferred Stock or Warrants be transferred to third parties, it would no longer be necessary to reserve shares of Class C Non-Voting Common Stock in respect of the conversion or exercise thereof. Should the Warrants expire unexercised and to the extent the Series B Convertible Preferred Stock were to be redeemed, it would no longer be necessary to reserve shares of Class A Common Stock in respect of the exercise or conversion of such securities. Authorized but unissued shares of Class C Non-Voting Common Stock and Class A Common Stock as to which reservation for NBC's purposes ceases to be necessary would be available for issuance, without further action or authorization by the stockholders (except as may be required by law or the rules of any stock exchange on which our securities may then be listed), for corporate purposes which the Board of Directors may deem desirable.

     None of our outstanding shares of Common Stock have preemptive rights or cumulative voting rights. The Authorized Capital Amendment will not change the terms of our outstanding Common Stock. The rights of holders of Class C Non-Voting Common Stock are identical to those of holders of our other classes of Common Stock, except with respect to voting rights. The holders of Class C Non-Voting Common Stock will have no right to vote on matters submitted to a vote of stockholders, except that the approval of the holders of a majority of the outstanding Class C Non-Voting Common Stock shall be required for (i) any merger, asset sale or recapitalization where the holders of Class C Non-Voting Common Stock would receive consideration per share different from that to be received by the holders of the Class A and Class B Common Stock (except with respect to the receipt of non-voting securities otherwise identical on a per share basis which are convertible into voting securities on the same terms as the Class C Non-Voting Common Stock is convertible into Class A Common Stock), and (ii) any change to Article Fourth of the Certificate of Incorporation. The Class C Non-Voting Common Stock is convertible into shares of Class A Common Stock on a share for share basis.

     In order to be adopted, this proposal must receive the affirmative vote of a majority of the outstanding shares entitled to vote, present in person or represented by proxy. Mr. Paxson and his affiliates, who own a majority in total voting power of our outstanding voting stock, have agreed with NBC to vote their shares in favor of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN AUTHORIZED COMMON STOCK.

               PROPOSAL 5 -- APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed PricewaterhouseCoopers LLP, Fort Lauderdale, Florida, to serve as our independent auditors for 2000, subject to approval of our stockholders. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so. The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent certified public accountants for 2000.

                               OTHER INFORMATION

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals of stockholders intended for presentation at the 2001 annual meeting must be received by us on or before December 6, 2000, in order to be included in our proxy statement and form of proxy for that meeting.

EXPENSES OF SOLICITATION

     We will bear the expense of preparing, printing, and mailing proxy materials to our stockholders. In addition to solicitations by mail, our employees may solicit proxies on behalf of the Board of Directors in person or by telephone. We will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of our stock.

OTHER MATTERS

     The financial statements, financial information and management discussion and analysis of financial condition and results of operations set forth in our 1999 Annual Report are incorporated by reference. We will provide to any stockholder upon written request a copy of our Annual Report on Form 10-K, including the financial statements and the schedules thereto, for our fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. We will not charge for copies of our annual report, but will assess a reasonable charge for the exhibits, if requested.

                                          By Order of the Board of Directors

                                          /s/ ANTHONY L. MORRISON
                                          Anthony L. Morrison, Secretary

West Palm Beach, Florida
April 5, 2000

                                                                       EXHIBIT A

                PROPOSAL 1 -- PROPOSED AMENDMENT TO CERTIFICATE
                 OF INCORPORATION TO ADD NEW ARTICLE THIRTEENTH

     RESOLVED, that the Company's Certificate of Incorporation be amended by adding thereto a new Article Thirteenth to read as follows:

          THIRTEENTH. The number of directors shall be determined by the Board of Directors in accordance with the Bylaws. The directors shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as possible. The term of office for the Class I directors shall expire at the annual meeting of the stockholders in 2001; the term of office for the Class II directors shall expire at the annual meeting of the stockholders in 2002; and the term of office for the Class III directors shall expire at the annual meeting of the stockholders in 2003. At each annual meeting of the stockholders commencing in 2001, the successors to the directors whose terms are expiring shall be elected to a term expiring at the third succeeding annual meeting of the stockholders. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                                   EXHIBIT B

                   CERTIFICATE OF DESIGNATION OF THE POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                OPTIONAL AND OTHER SPECIAL RIGHTS OF 8% SERIES B
                    CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
            AND QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF

                 ---------------------------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                 ---------------------------------------------

     Paxson Communications Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by its Certificate of Incorporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors, on September 9, 1999, duly approved and adopted the following resolution (the "Resolution"):

          RESOLVED, that, pursuant to the authority vested in the Board of Directors by its Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of 8% Series B Convertible Exchangeable Preferred Stock, par value $.001 per share, with a liquidation preference of $10,000 per share, consisting of 41,500 shares, having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this Resolution as follows:

     (a) Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a class of Preferred Stock designated as the "8% Series B Convertible Exchangeable Preferred Stock." The number of shares constituting such class shall be 41,500 and are referred to as the "Series B Convertible Preferred Stock." The liquidation preference of the Series B Convertible Preferred Stock shall be $10,000.00 per share.

     (b) Rank. The Series B Convertible Preferred Stock shall, with respect to dividends and distributions upon liquidation, winding up or dissolution of the Corporation, rank (i) senior to all classes of Common Stock of the Corporation and to each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series B Convertible Preferred Stock as to dividends and distributions upon liquidation, winding up or dissolution of the Corporation (collectively referred to, together with all classes of Common Stock of the Corporation, as "Junior Securities");
(ii) on a parity with any class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created the terms of which expressly provide that such class or series will rank on a parity with the Series B Convertible Preferred Stock as to dividends and distributions upon liquidation, winding up or dissolution (collectively referred to as "Parity Securities"), provided that any such Parity Securities not issued in accordance with the requirements of paragraph (f)(i) hereof shall be deemed to be Junior Securities and not Parity Securities; and (iii) junior to the Existing Preferred Stock and to each other class of Capital Stock of the Corporation or series of Preferred Stock of the Corporation hereafter created the terms of which expressly provide that such class or series will rank senior to the Series B Convertible Preferred Stock as to dividends and distributions upon liquidation, winding up or dissolution of the Corporation (collectively referred to as "Senior Securities"), provided that any such Senior Securities not issued in accordance with the requirements of paragraph (f)(i) hereof shall be deemed to be Junior Securities and not Senior Securities.

     (c) Dividends.

          (i) Beginning on the Issue Date, the Holders of the outstanding shares of Series B Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends on each share of Series B Convertible Preferred Stock at the higher of (determined on a cumulative basis from the Issue Date to the date of such determination) (x) a rate per annum equal to 8% of the Original Issue Price, which rate shall be adjusted on the fifth anniversary of the Issue Date to equal the Cost of Capital Dividend Rate, which rate shall remain in effect thereafter for so long as the Series B Convertible Preferred Stock shall be outstanding, and (y) the aggregate cash dividends per share paid on the Class A Common Stock from the Issue Date to the date of such determination, multiplied by the number of shares of Class A Common Stock into which each share of Series B Convertible Preferred Stock is convertible. All dividends shall be cumulative, whether or not earned or declared, on a daily basis from the Issue Date, but shall be payable only at such time or times as may be fixed by the Board of Directors or as otherwise provided herein. Dividends shall be payable to the Holders of record as they appear on the stock books of the Corporation on such dates as the Board of Directors may determine with respect to such dividends. Dividends shall cease to accumulate in respect of shares of the Series B Convertible Preferred Stock on the date of the redemption of such shares unless the Corporation shall have failed to pay the relevant redemption price on the date fixed for redemption.

          (ii) All dividends paid with respect to shares of the Series B Convertible Preferred Stock pursuant to paragraph (c)(i) shall be paid pro rata to the Holders entitled thereto.

          (iii) Dividends payable on the Series B Convertible Preferred Stock for any period less than a year shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable.

     (d) Liquidation Preference.

          (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the Holders of shares of Series B Convertible Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders and before any distribution shall be made or any assets distributed to the holders of any of the Junior Securities, including, without limitation, the Common Stock of the Corporation, an amount in cash equal to the greater of (A) the liquidation preference for each share outstanding, plus without duplication, an amount in cash equal to accumulated and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up, and (B) the amount per share payable upon liquidation, dissolution or winding up to the holders of shares of the Corporation's Class A Common Stock (without deduction for the liquidation preference otherwise payable pursuant to clause (A) hereof), multiplied by the number of such shares into which the shares of Series B Convertible Preferred Stock are then convertible. Except as provided in the preceding sentence, Holders of Series B Convertible Preferred Stock shall not be entitled to any distribution in the event of any liquidation, dissolution or winding up of the affairs of the Corporation. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the Holders of outstanding shares of the Series B Convertible Preferred Stock and all Parity Securities, then, (x) should the holders of the Series B Convertible Preferred Stock be entitled to receive the liquidation amount described in clause (A) above, the holders of all such shares shall share equally and ratably in such distribution of assets first in proportion to the full liquidation preference to which each is entitled until such preferences are paid in full, and then in proportion to their respective amounts of accumulated but unpaid dividends; and (y) should the holders of the Series B Convertible Preferred Stock be entitled to receive the liquidation amount described in clause (B) above, the holders of all such shares shall share equally and ratably in such distribution of assets in proportion to the full liquidation payments to which each is entitled.

          (ii) For the purposes of this paragraph (d), neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more entities shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation.

     (e) Redemption.

          (i) OPTIONAL REDEMPTION. (A) Commencing on the fifth anniversary of the Issue Date, the Corporation may, at its option, at any time and from time to time, redeem, in whole or in part, in the manner provided for in paragraph (e)(ii) hereof, any or all of the outstanding shares of Series B Convertible Preferred Stock, at a price per share equal to the Redemption Price.

          (B) In the event of a redemption pursuant to paragraph (e)(i)(A) hereof of only a portion of the then outstanding shares of the Series B Convertible Preferred Stock, the Corporation shall effect such redemption on a pro rata basis according to the number of shares held by each Holder of the Series B Convertible Preferred Stock, except that the Corporation may redeem all shares held by any Holders of fewer than one share (or shares held by Holders who would hold less than one share as a result of such redemption), as may be determined by the Corporation, provided that no optional redemption shall be authorized or made unless prior thereto full accumulated and unpaid dividends are declared and paid in full, or declared and a sum in cash set apart sufficient for such payment, on the Series B Convertible Preferred Stock for all dividends prior to the Redemption Date.

          (ii) PROCEDURES FOR REDEMPTION. (A) At least 90 days prior to the date fixed for any redemption of the Series B Convertible Preferred Stock pursuant to paragraph (e)(i), written notice (the "Redemption Notice") shall be given by first class mail, postage prepaid, to each Holder of record on the record date fixed for such redemption of the Series B Convertible Preferred Stock at such Holder's address as it appears on the stock books of the Corporation, provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series B Convertible Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or to whom such notice was defective. The Redemption Notice shall state:

             (1) the Redemption Price;

             (2) whether all or less than all the outstanding shares of the Series B Convertible Preferred Stock are to be redeemed and the total number of shares of the Series B Convertible Preferred Stock being redeemed;

             (3) the date fixed for redemption;

             (4) that the Holder is to surrender to the Corporation, in the manner, at the place or places and at the price designated, his certificate or certificates representing the shares of Series B Convertible Preferred Stock to be redeemed; and

             (5) that dividends on the shares of the Series B Convertible Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the Redemption Price.

          (B) Each Holder of Series B Convertible Preferred Stock shall surrender the certificate or certificates representing such shares of Series B Convertible Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Redemption Price, for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (C) On and after the Redemption Date, unless the Corporation defaults in the payment in full of the Redemption Price, dividends on the Series B Convertible Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and all rights of the Holders of redeemed shares shall terminate with respect thereto on the Redemption Date, other than the right to receive the Redemption Price, without interest; provided, however, that if a notice of redemption shall have been given as provided in paragraph (ii)(A) above and the funds necessary for redemption (including an amount in respect of all dividends that will accrue to the Redemption Date) shall have been segregated and irrevocably deposited in trust for the equal and ratable benefit of the Holders of the shares to be redeemed, then, at the close of business on the day on which such funds are segregated and set aside, the Holders of the shares to be redeemed shall cease to be stockholders of the Corporation and shall be entitled only to receive the Redemption Price.

          (iii) REDEMPTION AT THE OPTION OF THE HOLDERS. The Series B Convertible Preferred Stock is subject to redemption at the option of certain Holders in accordance with the terms and conditions set forth in
     Article IX of the Investment Agreement.

     (f) Voting Rights. Holders of Series B Convertible Preferred Stock shall have no voting rights, except as required by the General Corporation Law of the State of Delaware, and as expressly provided in this Certificate of Designation.

          (i) (A) So long as any shares of the Series B Convertible Preferred Stock are outstanding, the Corporation may not issue any additional shares of Series B Convertible Preferred Stock, any new class of Parity Securities or Senior Securities (or amend the provisions of any existing class of capital stock to make such class of capital stock Parity Securities or Senior Securities) without the approval of the holders of at least a majority of the shares of Series B Convertible Preferred Stock then outstanding, voting or consenting, as the case may be, together as one class; provided, however, that the Corporation may, without the approval of the holders of at least a majority of the shares of Series B Convertible Preferred Stock then outstanding, voting or consenting, as the case may be, together as one class: (I) issue a new class of Senior Securities (or amend the provisions of any existing class of capital stock to make such class of capital stock Senior Securities) at any time after the Common Stock Trading Price first exceeds 120% of the Conversion Price (as then in effect) for 20 consecutive trading days; (II) issue additional shares of Existing Preferred Stock, Parity Securities or Senior Securities, which Senior Securities are pari passu with the Existing Preferred Stock, and which Senior Securities or Parity Securities require cash dividends at a time and in an amount not in excess of one percentage point greater than the dividend rate borne by any series of the Existing Preferred Stock (as existing on the Issue Date) and which does not prevent either the payment of cash dividends on the Series B Convertible Preferred Stock or the exchange of the Series B Convertible Preferred Stock for the New Exchange Debentures, in an amount sufficient to acquire any series of the Existing Preferred Stock in accordance with its terms on the Issue Date (including any premium required to be paid), plus the amount of reasonable expenses incurred by the Corporation in acquiring such series of Existing Preferred Stock and issuing such additional Existing Preferred Stock, Parity Securities or Senior Securities (as the case may be); with such shares being issued no sooner than the date the Corporation repurchases, redeems or otherwise retires such series of the Existing Preferred Stock; and (III) issue additional shares of Existing Preferred Stock as dividends on the Existing Preferred Stock in accordance with the certificates of designation of the Existing Preferred Stock, as in existence on the Issue Date.

          (B) So long as any shares of the Series B Convertible Preferred Stock are outstanding, the Corporation shall not amend this Resolution so as to affect materially and adversely the rights, preferences or privileges of Holders of shares of Series B Convertible Preferred Stock without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of Series B Convertible Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

          (C) While any of the Series B Convertible Preferred Stock is outstanding, the Corporation shall not amend or modify the Indenture for the New Exchange Debentures (the "New Exchange Indenture") in the form executed by the parties thereto (except as expressly provided therein in respect of amendments without the consent of Holders of New Exchange Debentures) as permitted by Section 8.02 of the New Exchange Indenture to be amended or modified by (I) a majority vote (x) without the affirmative vote or consent of Holders of at least a majority of the shares of Series B Convertible Preferred Stock then outstanding or, (y) if any New Exchange Debentures are then outstanding, without the affirmative vote or consent of, in the aggregate, Holders of at least a majority in liquidation preference of the Series B

     Convertible Preferred Stock and holders of at least a majority in principal amount of the New Exchange Debentures, or (II) unanimous consent, without the consent of each Holder of Series B Convertible Preferred Stock and each holder of New Exchange Debentures, in the case of each of clauses (I)(x) and (y) and (II), voting or consenting, as the case may be, as one class, and given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting (in the case of Holders of Series B Convertible Preferred Stock and, in accordance with the terms of the New Exchange Indenture, in the case of holders of New Exchange Debentures).

          (D) Except as set forth in paragraph (f)(i)(A) above, the creation, authorization or issuance of any shares of any Junior Securities, Parity Securities or Senior Securities or the increase or decrease in the amount of authorized Capital Stock of any class, including Preferred Stock, shall not require the consent of Holders of Series B Convertible Preferred Stock and shall not be deemed to affect adversely the rights, preferences or privileges of Holders of Series B Convertible Preferred Stock.

          (ii) Without the affirmative vote or consent of Holders of a majority of the issued and outstanding shares of Series B Convertible Preferred Stock, voting or consenting, as the case may be, as a separate class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting, the Corporation shall not, in a single transaction or series of related transactions, consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Corporation's assets (as an entirety or substantially as an entirety in one transaction or series of related transactions) to, another Person (other than a Wholly-Owned Subsidiary with, into or to another Wholly-Owned Subsidiary) or adopt a plan of liquidation unless (A) either (I) the Corporation is the surviving or continuing Person or (II) the Person (if other than the Corporation) formed by such consolidation or into which the Corporation is merged or the Person that acquires by conveyance, transfer or lease the properties and assets of the Corporation substantially as an entirety or, in the case of a plan liquidation, the Person to which assets of the Corporation have been transferred shall be a corporation, partnership or trust organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) the Series B Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of such successor, transferee or resulting Person with the same powers, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Series B Convertible Preferred Stock had immediately prior to such transaction; (C) immediately after giving effect to such transaction and the use of the proceeds therefrom (on a pro forma basis, including giving effect to any Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Corporation (in the case of clause (I) of the foregoing clause (A)) or such Person (in the case of clause (II) of the foregoing clause (A)) shall be able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under paragraph (l)(i) hereof; (D) immediately after giving effect to such transactions, no Voting Rights Triggering Event shall have occurred or be continuing; and (E) the Corporation has delivered to the transfer agent for the Series B Convertible Preferred Stock prior to the consummation of the proposed transaction an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer complies with the terms hereof and that all conditions precedent herein relating to such transaction have been satisfied. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties and assets of one or more Subsidiaries of the Corporation, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Corporation shall be deemed to be the transfer of all or substantially all of the properties and assets of the Corporation.

          (iii) (A) If (I) the Corporation fails to discharge any redemption or conversion obligation with respect to the Series B Convertible Preferred Stock; (II) the Corporation fails to make a Change of Control Offer (whether pursuant to the terms of paragraph (h)(v) or otherwise) following a Change of Control if such Change of Control Offer is required by paragraph (h) hereof or fails to purchase shares of Series B Convertible Preferred Stock from Holders who elect to have such shares purchased pursuant to the Change of Control Offer; (III) the Corporation breaches or violates one of the provisions set forth in any of paragraphs (1)(i),
     (1)(ii), (l)(iii) or (l)(iv) hereof and the breach or violation continues for a period of 60 days or more after the Corporation receives notice thereof specifying the default from the holders of at least 25% of the shares of Series B Convertible Preferred Stock then outstanding; (IV) the Corporation fails to pay at the final stated maturity (giving effect to any extensions thereof) the principal amount of any Indebtedness of the Corporation or any Restricted Subsidiary of the Corporation, or the final stated maturity of any such Indebtedness is accelerated, if the aggregate principal amount of such Indebtedness, together with the aggregate principal amount of any other such Indebtedness in default for failure to pay principal at the final stated maturity (giving effect to any extensions thereof) or which has been accelerated, aggregates $10,000,000 or more at any time, in each case, after a 20-day period during which such default shall not have been cured or such acceleration rescinded; or (V) any event occurs or condition exists which results in an increase in the dividend rate borne by the Private Preferred Stock in accordance with the terms thereof, then in the case of any of clauses (I)-(V) the number of directors constituting the Board of Directors shall be adjusted by the number, if any, necessary to permit the Holders of the then outstanding shares of Series B Convertible Preferred Stock, voting separately and as one class, to elect the lesser of two directors and that number of directors constituting 25% of the members of the Board of Directors. Each such event described in clauses (I), (II),
     (III), (IV), and (V) is a "Voting Rights Triggering Event." Holders of a majority of the issued and outstanding shares of Series B Convertible Preferred Stock, voting separately and as one class, shall have the exclusive right to elect the lesser of two directors and that number of directors constituting 25% of the members of the Board of Directors at a meeting therefor called upon occurrence of such Voting Rights Triggering Event, and at every subsequent meeting at which the terms of office of the directors so elected by the Holders of the Series B Convertible Preferred Stock expire (other than as described in (f)(iii)(B) below). The voting rights provided herein shall be the exclusive remedy at law or in equity of the holders of the Series B Convertible Preferred Stock for any Voting Rights Triggering Event.

          (B) The right of the Holders of Series B Convertible Preferred Stock voting together as a separate class to elect members of the Board of Directors as set forth in subparagraph (f)(iii)(A) above shall continue until such time as in all other cases, the failure, breach or default giving rise to such Voting Rights Triggering Event is remedied, cured (including, but not limited to, in the case of clause (IV) of subparagraph
     (f)(iii)(A) above through the issuance of Refinancing Indebtedness or the waiver of any breach or default by the holder of such Indebtedness) or waived by the holders of at least a majority of the shares of Series B Convertible Preferred Stock then outstanding and entitled to vote thereon, at which time (I) the special right of the Holders of Series B Convertible Preferred Stock so to vote as a class for the election of directors and
     (II) the term of office of the directors elected by the Holders of the Series B Convertible Preferred Stock shall each terminate and the directors elected by the holders of Common Stock or Capital Stock (other than the Series B Convertible Preferred Stock), if applicable, shall constitute the entire Board of Directors. At any time after voting power to elect directors shall have become vested and be continuing in the Holders of Series B Convertible Preferred Stock pursuant to paragraph (f)(iii) hereof, or if vacancies shall exist in the offices of directors elected by the Holders of Series B Convertible Preferred Stock, a proper officer of the Corporation may, and upon the written request of the Holders of record of at least 25% of the shares of Series B Convertible Preferred Stock then outstanding addressed to the secretary of the Corporation shall, call a special meeting of the Holders of Series B Convertible Preferred Stock, for the purpose of electing the directors which such Holders are entitled to elect. If such meeting shall not be called by a proper officer of the Corporation within 20 days after personal service of said written request upon the secretary of the Corporation, or within 20 days after mailing the same within the United States by certified mail, addressed to the secretary of the Corporation at its principal executive offices, then the Holders of record of at least 25% of the outstanding shares of Series B Convertible Preferred Stock may designate in writing one of their number to call such meeting at the reasonable expense of the Corporation, and such meeting may be called by the Person so designated upon the notice required for the annual meetings of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders. Any Holder of Series B Convertible Preferred Stock so designated shall have, and the Corporation shall provide, access to the lists of stockholders to be called pursuant to the provisions hereof.

          (C) At any meeting held for the purpose of electing directors at which the Holders of Series B Convertible Preferred Stock shall have the right, voting together as a separate class, to elect directors as aforesaid, the presence in person or by proxy of the Holders of at least a majority of the outstanding shares of Series B Convertible Preferred Stock shall be required to constitute a quorum of such Series B Convertible Preferred Stock.

          (D) Any vacancy occurring in the office of a director elected by the Holders of Series B Convertible Preferred Stock may be filled by the remaining directors elected by the Holders of Series B Convertible Preferred Stock unless and until such vacancy shall be filled by the Holders of Series B Convertible Preferred Stock.

          (E) The provisions of this paragraph (f)(iii) shall apply only so long as the Holder is able to elect directors as aforesaid pursuant to applicable laws and regulations of the FCC as determined jointly by the Holder and the Corporation.

          (iv) In any case in which the Holders of Series B Convertible Preferred Stock shall be entitled to vote pursuant to this paragraph (f) or pursuant to Delaware law, each Holder of Series B Convertible Preferred Stock entitled to vote with respect to such matter shall be entitled to one vote for each share of Series B Convertible Preferred Stock held.

     (g) Conversion.

          (i) Shares of the Series B Convertible Preferred Stock will be convertible at the option of the Holder thereof, at any time and from time to time after the Issue Date, into (A) a number of shares of Class A Common Stock or (B) in the case of the Initial Holder only, if the Initial Holder determines in its sole discretion that it is prevented under applicable laws and regulations of the FCC from holding shares of Class A Common Stock issuable upon conversion of its shares of Series B Convertible Preferred Stock, into a number of shares of non-voting Common Stock of the Corporation (which upon disposition by the Initial Holder shall automatically be converted into shares of Class A Common Stock), equal to the Original Issue Price of the shares of Series B Convertible Preferred Stock surrendered for conversion plus without duplication, an amount in cash equal to accumulated and unpaid dividends thereon, divided by the Conversion Price then in effect, except that, if shares of Series B Convertible Preferred Stock are called for redemption, the conversion right will terminate at the close of business on the Redemption Date. No fractional shares or securities representing fractional shares will be issued upon conversion; in lieu of fractional shares the Corporation will, at its option, either round up the number of shares to be issued to the nearest whole share or pay a cash adjustment based upon the current market price of the Class A Common Stock at the close of business on the first Business Day preceding the date of conversion. The Series B Convertible Preferred Stock shall be converted by the holder thereof by surrendering the certificate or certificates representing the shares of Series B Convertible Preferred Stock to be converted, appropriately completed, to the transfer agent for the Common Stock. The transfer agent shall issue one or more certificates representing the Conversion Shares in the name or names requested by the Holder. The transfer agent will deliver to the Holder a new certificate representing the shares of Series B Convertible Preferred Stock in excess of those being surrendered for conversion. The conversion rights stated herein are subject to compliance by the holder with all applicable laws and regulations, including, without limitation, the Communications Act, and as a condition precedent to the Corporation's obligation to issue Conversion Shares to the Initial Holder or its Affiliates upon conversion of shares of Series B Convertible Preferred Stock, the Corporation may require that such persons deliver to the Corporation an opinion of legal counsel reasonably acceptable to the Corporation to the effect that the issuance of Conversion Shares to such persons or their designees upon conversion will not violate or conflict with the Communications Act.

          (ii) (A) In case the Corporation shall (I) pay a dividend or distribution in shares of its Class A Common Stock on its shares of Class A Common Stock, (II) subdivide its outstanding shares of Class A Common Stock into a greater number of shares, (III) combine its outstanding shares of Class A Common Stock into a smaller number of shares, or (IV) issue, by reclassification of its shares of Class A Common Stock, any shares of its capital stock (each such transaction being called a "Stock Transac-tion"), then and in each such case, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of a share of Series B Convertible Preferred Stock surrendered for conversion after the record date fixing stockholders to be affected by such Stock Transaction shall be entitled to receive upon conversion the number of Conversion Shares which such Holder would have been entitled to receive after the happening of such event had such share of Series B Convertible Preferred Stock been converted immediately prior to such record date. Such adjustment shall be made whenever any of such events shall happen, but shall also be effective retroactively as to shares of Series B Convertible Preferred Stock converted between such record date and the date of the happening of any such event.

          (B) If the Corporation shall, at any time or from time to time while any shares of Series B Convertible Preferred Stock are outstanding, issue, sell or distribute any right or warrant to purchase, acquire or subscribe for shares of Class A Common Stock (including a right or warrant with respect to any security convertible into or exchangeable for shares of Class A Common Stock) generally to holders of Common Stock (including by way of a reclassification of shares or a recapitalization of the Corporation), for a consideration on the date of such issuance, sale or distribution less than the Common Stock Trading Price of the shares of Class A Common Stock underlying such rights or warrants on the date of such issuance, sale or distribution, then and in each such case, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (I) the Common Stock Trading Price per share of Common Stock on the first trading day after the date of the public announcement of the actual terms (including the price terms) of such issuance, sale or distribution multiplied by the number of shares of Class A Common Stock outstanding immediately prior to such issuance, sale or distribution plus (II) the aggregate Fair Market Value of the consideration to be received by the Corporation in respect of the purchase of the shares of Class A Common Stock underlying such right or warrant, and the denominator of which shall be the Common Stock Trading Price per share of Class A Common Stock on the trading day immediately preceding the public announcement of the actual terms (including the price terms) of such issuance, sale or distribution multiplied by the aggregate number of shares of Class A Common Stock (I) outstanding immediately prior to such issuance, sale or distribution plus (II) underlying such rights or warrants at the time of such issuance. For the purposes of the preceding sentence, the aggregate consideration receivable by the Corporation in connection with the issuance, sale or distribution of any such right or warrant shall be deemed to be equal to the sum of the aggregate offering price (before deduction of reasonable underwriting discounts or commissions and expenses) of all such rights or warrants.

          (C) In the event the Corporation shall at any time or from time to time while any shares of Series B Convertible Preferred Stock are outstanding declare, order, pay or make a dividend or other distribution generally to holders of Common Stock in stock or other securities or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries or evidences of indebtedness of the Corporation or any other person or pay any Extraordinary Cash Dividend (other than any dividend or distribution on the Class A Common Stock (I) referred to in paragraphs (A) or (B) above or (II) if in conjunction therewith the Corporation declares and pays or makes a dividend or distribution on each share of Series B Convertible Preferred Stock which is the same as the dividend or distribution that would have been made or paid with respect to such share of Series B Convertible Preferred Stock had such share been converted into shares of Class A Common Stock immediately prior to the record date for any such dividend or distribution on the Class A Common Stock), then, and in each such case, an appropriate adjustment to the Conversion Price shall be made so that the Holder of each share of Series B Convertible Preferred Stock shall be entitled to receive, upon the conversion thereof, the number of shares of Class A Common Stock determined by multiplying (x) the number of shares of Class A Common Stock into which such share was convertible on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (y) a fraction, the numerator of which shall be the Common Stock Trading Price per share of Class A Common Stock as of such record date, and the denominator of which shall be such Common Stock Trading Price per share of Class A Common Stock less the Fair Market Value per share of Class A Common Stock of such dividend or distribution (as determined in good faith by the Board of Directors, as evidenced by a Board Resolution mailed to each holder of Series B Convertible Preferred Stock). An adjustment made pursuant to this paragraph

     (C) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively to the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution.

          (iii) No adjustment in the Conversion Price will be required to be made in any case until cumulative adjustments amount to 1% or more of the Conversion Price, but any such adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. The Corporation may, to the extent permitted by law, make such reductions in the Conversion Price in addition to those described in paragraph (ii) above as it, in its sole discretion, shall determine to be advisable in order that certain stock related distributions hereafter made by the Corporation to its stockholders shall not be taxable to such stockholders.

          (iv) In the event of any capital reorganization (other than a capital reorganization covered by paragraph (ii) (C) above) or reclassification of outstanding shares of Common Stock (other than a reclassification covered by paragraph (ii) (A) above), or in case of any merger, consolidation or other corporate combination of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each share of Series B Convertible Preferred Stock shall continue to remain outstanding if the Corporation is the Surviving Person (as defined below) of such Transaction, and shall be subject to all the provisions hereof, as in effect prior to such Transaction, or if the Corporation is not the Surviving Person, each share of Series B Convertible Preferred Stock shall be exchanged for a new series of convertible preferred stock of the Surviving Person, or in the case of a Surviving Person other than a corporation, comparable securities of such Surviving Person, in either case having economic terms as nearly equivalent as possible to, and with the same voting and other rights as, the Series B Convertible Preferred Stock, including entitling the holder thereof to receive, upon presentation of the certificate therefor to the Surviving Person subsequent to the consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Class A Common Stock into which one share of Series B Convertible Preferred Stock was convertible immediately prior to such Transaction. In case securities or property other than common stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this paragraph (iv) shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property.

          Notwithstanding anything contained herein to the contrary, the Corporation will not effect any Transaction unless, prior to the consummation thereof, proper provision is made to ensure that the holders of shares of Series B Convertible Preferred Stock will be entitled to receive the benefits afforded by this paragraph (iv).

          For purposes of this paragraph (iv), "Surviving Person" shall mean the continuing or surviving Person of a merger, consolidation or other corporate combination, the Person receiving a transfer of all or a substantial part of the properties and assets of the Corporation, or the Person consolidating with or merging into the Corporation in a merger, consolidation or other corporate combination in which the Corporation is the continuing or surviving Person, but in connection with which the Series B Convertible Preferred Stock or Common Stock of the Corporation is exchanged, converted or reclassified into the securities of any other Person or cash or any other property.

          (v) The Conversion Price shall initially equal $13.0110228131, and shall increase from and after the Issue Date at a rate equal to the dividend rate in effect from time to time on the Series B Convertible Preferred Stock as set forth in paragraph (c)(i). The Conversion Price shall be subject to adjustment as provided in this paragraph (g).

          (vi) The Corporation shall cause the shares of Class A Common Stock issuable upon conversion of the Series B Convertible Preferred Stock (or in the case of the Initial Holder's election to convert into non-voting Common Stock, upon conversion of such non-voting Common Stock) to be approved for listing on the American Stock Exchange (or such other principal securities exchange on which the

     Class A Common Stock may at the time be listed for trading), subject to official notification of issuance, prior to the date of issuance thereof. Notwithstanding anything in this Resolution to the contrary, no Holders shall be entitled to exercise the conversion rights set forth in this paragraph (g) until such time as the conditions for listing of the Class A Common Stock issuable upon conversion of the Series B Convertible Preferred Stock on the American Stock Exchange (or such other principal securities exchange on which the Class A Common Stock may be listed for trading) which are set forth, as of the Issue Date, in Section 713 of the American Stock Exchange Company Guide (or substantially similar provisions of such other exchange, in each case as such exchange rules may be hereafter in effect from time to time) have been satisfied, whether through stockholder approval of the issuance of the Series B Convertible Preferred Stock or otherwise.

     (h) Change of Control.

          (i) In the event of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Corporation shall notify the Holders of the Series B Convertible Preferred Stock in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") all then outstanding shares of Series B Convertible Preferred Stock at a purchase price of 101% of the liquidation preference thereof plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends thereon (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price").

          (ii) Within 30 days following the Change of Control Date, the Corporation shall (x) cause a notice of the Change of Control to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (y) send by first class mail, postage prepaid, a notice to each Holder of Series B Convertible Preferred Stock at such Holder's address as it appears in the register maintained by the Transfer Agent, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Series B Convertible Preferred Stock pursuant to the Change of Control Offer. Such notice shall state:

             (A) that a Change of Control has occurred, that the Change of Control Offer is being made pursuant to this paragraph (h) and that all Series B Convertible Preferred Stock validly tendered and not withdrawn will be accepted for payment;

             (B) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 Business Days nor later than 60 Business Days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

             (C) that any shares of Series B Convertible Preferred Stock not tendered will continue to accumulate dividends;

             (D) that, unless the Corporation defaults in making payment of the Change of Control Purchase Price any share of Series B Convertible Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accumulate dividends after the Change of Control Payment Date;

             (E) that Holders accepting the offer to have any shares of Series B Convertible Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender their certificate or certificates representing such shares, properly endorsed for transfer together with such customary documents as the Corporation and the transfer agent may reasonably require, in the manner and at the place specified in the notice prior to the close of business on the Business Day preceding to the Change of Control Payment Date;

             (F) that Holders will be entitled to withdraw their acceptance if the Corporation receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Series B Convertible Preferred Stock the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such shares of Series B Convertible Preferred Stock purchased;

             (G) that Holders whose shares of Series B Convertible Preferred Stock are purchased only in part will be issued a new certificate representing the number of shares of Series B Convertible Preferred Stock equal to the unpurchased portion of the certificate surrendered; and

             (H) the circumstances and relevant facts regarding such Change of Control.

          (iii) The Corporation will comply with any securities laws and regulations, to the extent such laws and regulations are applicable to the repurchase of the Series B Convertible Preferred Stock in connection with a Change of Control Offer.

          (iv) On the Change of Control Payment Date, the Corporation shall (A) accept for payment the shares of Series B Convertible Preferred Stock tendered pursuant to the Change of Control Offer, (B) promptly mail to each Holder of shares so accepted payment in an amount in cash equal to the Change of Control Purchase Price for such Series B Convertible Preferred Stock, (C) execute and issue a new Series B Convertible Preferred Stock certificate equal to any unpurchased shares of Series B Convertible Preferred Stock represented by certificates surrendered and (D) cancel and retire each surrendered certificate. Unless the Corporation defaults in the payment for the shares of Series B Convertible Preferred Stock tendered pursuant to the Change of Control Offer, dividends will cease to accumulate with respect to the shares of Series B Convertible Preferred Stock tendered and all rights of Holders of such tendered shares will terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

          (v) If the purchase of the Series B Convertible Preferred Stock would violate or constitute a default or be prohibited under the Credit Facility, any then outstanding Senior Debt, the Existing Debt Indentures or the Existing Preferred Stock, then, notwithstanding anything to the contrary contained above, prior to complying with the foregoing provisions, but in any event within 30 days following the Change of Control Date, the Corporation shall, to the extent required to permit such purchase of the Series B Convertible Preferred Stock, either (A) repay in full all Indebtedness under the Credit Facility, such Senior Debt, the Existing Notes and the Existing Exchange Debentures and, in the case of the Credit Facility or such other Senior Debt, terminate all commitments outstanding thereunder and effect the termination of any such prohibition under the Existing Preferred Stock, or (B) obtain the requisite consents, if any, under the Credit Facility, the instruments governing such Senior Debt, the Existing Debt Indentures and the certificates of designation governing the Existing Preferred Stock required to permit the repurchase of the Series B Convertible Preferred Stock required by this paragraph (h). Until the requirements of the immediately preceding sentence are satisfied, the Corporation shall not make, and shall not be obligated to make, any Change of Control Offer; provided that the Corporation's failure to comply with this paragraph (h)(v) shall constitute a Voting Rights Triggering Event.

     (i) Conversion or Exchange. Other than as set forth in paragraph (g) above, the Holders of shares of Series B Convertible Preferred Stock shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

     (j) Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided that any issuance of such shares as Series B Convertible Preferred Stock must be in compliance with the terms hereof.

     (k) Business Day. If any payment or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day.

     (l) Certain Additional Provisions.

          (i) LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS. The Corporation shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness. Notwithstanding the foregoing limitation, the Corporation and its Restricted Subsidiaries may incur Indebtedness if on the date of the incurrence of such Indebtedness
     (i) no Voting Rights Triggering Event shall have occurred and be continuing or shall occur as a consequence thereof and (ii) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the ratio of the Corporation's total Indebtedness to the Corporation's Consolidated EBITDA (determined on a pro forma basis for the last four full fiscal quarters of the Corporation for which financial statements are available at the date of determination) is less than 7.0 to 1; provided, however, that if the Indebtedness which is the subject of a determination under this provision is Acquired Indebtedness, or Indebtedness incurred in connection with the simultaneous acquisition of any Person, business, property or assets, then such ratio shall be determined by giving effect (on a pro forma basis, as if the transaction had occurred at the beginning of the four quarter period) to both the incurrence or assumption of such Acquired Indebtedness or such other Indebtedness by the Corporation and the inclusion in the Corporation's Consolidated EBITDA of the Consolidated EBITDA of the acquired Person, business, property or assets; and provided, further, that in the event that the Consolidated EBITDA of the acquired Person, business, property or assets reflects an operating loss, no amounts shall be deducted from the Corporation's Consolidated EBITDA in making the determination described above.

          (ii) LIMITATION ON RESTRICTED PAYMENTS. (A) The Corporation shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment if at the time of such Restricted Payment and immediately after giving effect thereto (I) any Voting Rights Triggering Event shall have occurred and be continuing; or
     (II) the Corporation could not incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with paragraph (l)(i) above; or (III) the aggregate amount of Restricted Payments declared or made after the Issue Date (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined by the Board of Directors in good faith) exceeds the sum of (x) 100% of the Corporation's Cumulative Consolidated EBITDA minus 1.4 times the Corporation's Cumulative Consolidated Interest Expense, plus (y) 100% of the aggregate Net Proceeds and the fair market value of securities or other property received by the Corporation from the issue or sale, after the Issue Date, of Capital Stock (other than Disqualified Capital Stock of the Corporation or Capital Stock of the Corporation issued to any Restricted Subsidiary) of the Corporation or any Indebtedness or other securities of the Corporation convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Corporation which have been so converted or exercised or exchanged, as the case may be, plus (c) $10,000,000.

          (B) Notwithstanding the foregoing, these provisions will not prohibit:
     (I) the payment of any dividend or the making of any distribution within 60 days after the date of its declaration if such dividend or distribution would have been permitted on the date of declaration; or (II) the purchase, redemption or other acquisition or retirement of any Capital Stock of the Corporation or any warrants, options or other rights to acquire shares of any class of such Capital Stock (x) solely in exchange for shares of Qualified Capital Stock or other rights to acquire Qualified Capital Stock,
     (y) through the application of the Net Proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock or (z) in the case of Disqualified Capital Stock, solely in exchange for, or through the application of the Net Proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary) of, Disqualified Capital Stock that has a redemption date no earlier than, is issued by the Corporation or the same Person as and requires the payment of current dividends or distributions in cash no earlier than, in each case, the Disqualified Capital Stock being purchased, redeemed or otherwise acquired or retired and which Disqualified Capital Stock does not prohibit cash dividends on the Series B Convertible Preferred Stock or the exchange thereof for New Exchange Debentures.

          (iii) LIMITATIONS ON TRANSACTIONS WITH AFFILIATES. (A) The Corporation shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate or holder of 10% or more of the Corporation's Common Stock (an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date unless (I) such Affiliate Transaction is between or among the Corporation and its Wholly-Owned Subsidiaries; (II) such Affiliate Transaction is between or among the Corporation and any of its Subsidiaries, on the one hand, and the Initial Holder or any of its Affiliates, on the other hand; or (III) the terms of such Affiliate Transaction are fair and reasonable to the Corporation or such Restricted Subsidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Corporation or such Restricted Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction involving an amount or having a value in excess of $1,000,000 which is not permitted under clause (I) above the Corporation must obtain a Board Resolution certifying that such Affiliate Transaction complies with clause (III) above. In any Affiliate Transaction involving an amount or having a value in excess of $5,000,000 which is not permitted under clause (I) above, unless such transaction is with a Subsidiary in which no Affiliate has a minority interest, the Corporation must obtain a valuation of the assets subject to such transaction by an Independent Appraiser or a written opinion as to the fairness of such a transaction from an independent investment banking firm or an Independent Appraiser.

          (B) The foregoing provisions shall not apply to (I) any Restricted Payment that is not prohibited by the provisions described in paragraph (1)
     (ii) above, (II) any transaction approved by the Board of Directors with an officer or director of the Corporation or of any Subsidiary in his or her capacity as officer or director entered into in the ordinary course of business, including compensation and employee benefit arrangements with any officer or director of the Corporation or of any Subsidiary that are customary for public companies in the broadcasting industry, or (III) modifications of the Existing Preferred Stock.

          (iv) LIMITATION ON PREFERRED STOCK OF RESTRICTED SUBSIDIARIES. The Corporation shall not permit any Restricted Subsidiary to issue any Preferred Stock (except to the Corporation or to a Restricted Subsidiary) or permit any Person (other than the Corporation or a Restricted Subsidiary) to hold any such Preferred Stock unless the Corporation or such Restricted Subsidiary would be entitled to incur or assume Indebtedness in compliance with paragraph (l)(i) above in an aggregate principal amount equal to the aggregate liquidation value of the Preferred Stock to be issued.

          (v) REPORTS. The Corporation shall provide to the holders of Series B Convertible Preferred Stock, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Corporation files with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. In the event that the Corporation is no longer required to furnish such reports to its securityholders pursuant to the Exchange Act, the Corporation will provide to the Holders copies of all annual and quarterly reports and other information which the Corporation would have been required to file with the Commission pursuant to Sections 13 and 15(d) of the Exchange Act had it been so subject without cost to the Holders.

     (m) Exchange.

          (i) REQUIREMENTS. The outstanding shares of Series B Convertible Preferred Stock are exchangeable, in whole or in part, on a pro rata basis, at the option of the Holder, for the New Exchange Debentures to be substantially in the form of Exhibit A to the New Exchange Indenture, a copy of which is on file with the secretary of the Corporation; provided, however, that each partial exchange shall be with respect to shares of Series B Convertible Preferred Stock outstanding with an aggregate liquidation preference of not less than $50,000,000 or all such shares remaining outstanding, if less; and provided, further, that any such exchange prior to January 1, 2007, may only be made if (A) there shall be no contractual impediment to such exchange; (B) such exchange would be permitted under the terms of the Existing Preferred Stock (or any other Preferred Stock of the Company issued to fund redemption of any Existing Preferred Stock with substantially similar terms as the Existing Preferred Stock so redeemed), to the extent then outstanding, and immediately after giving effect to such exchange, no Default or Event of Default (as defined in the New Exchange Indenture) would exist under the New Exchange Indenture, no default or event of default would exist under the Credit Facility or the Existing Debt Indentures and no default or event of default under any other material instrument governing Indebtedness outstanding at the time (including Indebtedness incurred to refinance any of the Credit Facility or the Existing Debt Indentures on substantially comparable terms) would be caused thereby; and (C) the New Exchange Indenture has been qualified under the Trust Indenture Act of 1939, as amended, if such qualification is required at the time of such exchange. The exchange rate shall be $1.00 principal amount of New Exchange Debentures for each $1.00 of liquidation preference and accumulated and unpaid dividends of Series B Convertible Preferred Stock, including, to the extent necessary, New Exchange Debentures in principal amounts less than $1,000, provided that the Corporation shall have the right, at its option, to pay cash in an amount equal to the principal amount of that portion of any New Exchange Debenture that is not an integral multiple of $1,000 instead of delivering a New Exchange Debenture in a denomination of less than $1,000.

          (ii) EXCHANGE PROCEDURES. (A) At least 30 days prior to the Exchange Date, the Holder shall give the Corporation written notice by first-class mail, postage prepaid, to the Corporation's principal office, which notice shall state: (I) the Exchange Date, and (II) the number of shares and aggregate liquidation preference of the Series B Convertible Preferred Stock to be exchanged. On or before the Exchange Date, each Holder of Series B Convertible Preferred Stock shall surrender to the Corporation the certificate or certificates representing such shares of Series B Convertible Preferred Stock. The Corporation shall cause the New Exchange Debentures to be executed on the Exchange Date and, upon surrender of the certificates for any shares of Series B Convertible Preferred Stock so exchanged, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), such shares shall be exchanged by the Corporation for New Exchange Debentures. In the event that any certificate surrendered pursuant to this paragraph (m) represents shares in excess of those being surrendered for exchange, the Corporation shall issue a new certificate representing the unexchanged portion of shares of Series B Convertible Preferred Stock. Dividends on the shares of Series B Convertible Preferred Stock to be exchanged shall cease to accrue on the Exchange Date whether or not certificates for shares of Series B Convertible Preferred Stock are surrendered for exchange on such Exchange Date unless the Corporation shall default in the delivery of New Exchange Debentures. The Corporation shall pay interest on the New Exchange Debentures from the Exchange Date whether or not certificates for shares of Series B Convertible Preferred Stock are surrendered for exchange on such Exchange Date.

          (B) If notice has been given as aforesaid, and if before the Exchange Date (I) the New Exchange Indenture shall have been duly executed and delivered by the Corporation and the trustee thereunder and (II) all New Exchange Debentures necessary for such exchange shall have been duly executed by the Corporation and delivered to the trustee under the New Exchange Indenture with irrevocable instructions to authenticate the New Exchange Debentures necessary for such exchange, then the rights of the Holders of Series B Convertible Preferred Stock so exchanged as stockholders of the Corporation shall cease (except the right to receive New Exchange Debentures and, if the Corporation so elects, cash in lieu of any New Exchange Debenture not an integral multiple of $1,000), and the Person or Persons entitled to receive the New Exchange Debentures issuable upon exchange shall be treated for all purposes as the registered Holder or Holders of such New Exchange Debentures as of the Exchange Date.

          (iii) NO EXCHANGE IN CERTAIN CASES. Notwithstanding the foregoing provisions of this paragraph (m), the Corporation shall not be obligated to exchange the Series B Convertible Preferred Stock for New Exchange Debentures if such exchange, or any term or provision of the New Exchange Indenture or the New Exchange Debentures, or the performance of the Corporation's obligations under the New Exchange Indenture or the New Exchange Debentures, shall violate any applicable law or if, at the time of such exchange, the Corporation is insolvent or if it would be rendered insolvent by such exchange.

     (n) Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          "Acquired Indebtedness" means Indebtedness of a Person (including an Unrestricted Subsidiary) existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with the acquisition of assets from such Person.

          "Affiliate" means, for any Person, a Person who, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, such other Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to the Corporation, Affiliate will also include any Permitted Holders or Persons controlled by the Permitted Holders.

          "Affiliate Transaction" shall have the meaning ascribed to it in paragraph (1)(iii) hereof.

          "Asset Sale" means the sale, transfer or other disposition (other than to the Corporation or any of its Restricted Subsidiaries) in any single transaction or series of related transactions involving assets with a fair market value in excess of $2,000,000 of (a) any Capital Stock of or other equity interest in any Restricted Subsidiary other than in a transaction where the Corporation or a Restricted Subsidiary receives therefor one or more media properties with a fair market value equal to the fair market value of the Capital Stock issued, transferred or disposed of by the Corporation or the Restricted Subsidiary (with such fair market values being determined by the Board of Directors), (b) all or substantially all of the assets of the Corporation or of any Restricted Subsidiary, (c) real property or (d) all or substantially all of the assets of any media property, or part thereof, owned by the Corporation or any Restricted Subsidiary, or a division, line of business or comparable business segment of the Corporation or any Restricted Subsidiary; provided that Asset Sales shall not include sales, leases, conveyances, transfers or other dispositions to the Corporation or to a Restricted Subsidiary or to any other Person if after giving effect to such sale, lease, conveyance, transfer or other disposition such other Person becomes a Restricted Subsidiary, or the sale of all or substantially all of the assets of the Corporation or a Restricted Subsidiary in a transaction complying with f(ii), in which case only the assets not so sold shall be deemed an Asset Sale.

          "Board of Directors" shall have the meaning ascribed to it in the first paragraph of this Resolution.

          "Board Resolution" means a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of the Corporation and to be in full force and effect.

          "Business Day" means any day except a Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.

          "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and preferred stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

          "Capitalized Lease Obligation" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

          "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

          "Certificate of Incorporation" shall have the meaning ascribed to it in the first paragraph of this Resolution.

          A "Change of Control" of the Corporation will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power of the Corporation's Common Stock, (ii) any Person (including a Person's Affiliates), other than a Permitted Holder, becomes the beneficial owner of more than 33 1/3% of the total voting power of the Corporation's Common Stock, and the Permitted Holders beneficially own, in the aggregate, a lesser percentage of the total voting power of the Common Stock of the Corporation than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Corporation, (iii) there shall be consummated any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which the Common Stock of the Corporation would be converted into cash, securities or other property, other than a merger or consolidation of the Corporation in which the holders of the Common Stock of the Corporation outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the voting power of the Common Stock of the surviving corporation immediately after such consolidation or merger, (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Corporation has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors or (v) any "change in control" occurs (as defined at such time) with respect to the Existing Preferred Stock or any issue of Disqualified Capital Stock.

          "Change of Control Date" shall have the meaning ascribed to it in paragraph (h)(i) hereof.

          "Change of Control Offer" shall have the meaning ascribed to it in paragraph (h)(i) hereof.

          "Change of Control Payment Date" shall have the meaning ascribed to it in paragraph (h)(ii) hereof.

          "Change of Control Purchase Price" shall have the meaning ascribed to it in paragraph (h)(i) hereof.

          "Class A Common Stock" means the Class A Common Stock, par value $.001 per share, of the Corporation.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of, such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "Common Stock Trading Price" on any date means, with respect to the Class A Common Stock, the Closing Price for the Class A Common Stock on such date. The "Closing Price" on any date shall mean the last sale price for the Class A Common Stock, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for the Class A Common Stock in either case as reported in the principal consolidated transaction reporting system with respect to the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors or, in the event that no trading price is available for the Class A Common Stock, the fair market value of the Class A Common Stock, as determined in good faith by the Board of Directors.

          "Communications Act" means the Communications Act of 1934, as amended (including, without limitation, the Cable Communications Policy Act of 1984 and the Cable Television Consumer Protection and Competition Act of 1992) and all rules and regulations of the FCC, in each case as from time to time in effect.

          "Consolidated EBITDA" means, for any Person, for any period, an amount equal to (a) the sum of Consolidated Net Income for such period, plus, to the extent deducted from the revenues of such Person in determining Consolidated Net Income, (i) the provision for taxes for such period based on income or profits and any provision for taxes utilized in computing a loss in Consolidated Net Income above, plus (ii) Consolidated Interest Expense, net of interest income earned on cash or cash equivalents for such period (including, for this purpose, dividends on the Existing Preferred Stock and any Redeemable Dividends in each case only to the extent that such dividends were deducted in determining Consolidated Net Income), plus
     (iii) depreciation for such period on a consolidated basis, plus (iv) amortization of intangibles and broadcast program licenses for such period on a consolidated basis, minus (b) scheduled payments relating to broadcast program license liabilities, except that with respect to the Corporation each of the foregoing items shall be determined on a consolidated basis with respect to the Corporation and its Restricted Subsidiaries only; provided, however, that, for purposes of calculating Consolidated EBITDA during any fiscal quarter, cash income from a particular Investment of such Person shall be included only if cash income has been received by such Person as a result of the operation of the business in which such Investment has been made in the ordinary course without giving effect to any extraordinary, unusual and non-recurring gains.

          "Consolidated Interest Expense" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Subsidiaries on a consolidated basis, including, but not limited to, Redeemable Dividends, whether paid or accrued, on Subsidiary Preferred Stock, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with hedging obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other non-cash interest expense (other than interest amortized to cost of sales) plus, without duplication, all net capitalized interest for such period and all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person, all time brokerage fees relating to financing of radio or television stations which the Corporation has an agreement or option to acquire, plus the amount of all dividends or distributions paid on Disqualified Capital Stock (other than dividends paid or payable in shares of Capital Stock of the Corporation).

          "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the net income (or loss) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (a) the net income of any Person (the "other Person") in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the net income of such other Person to be consolidated into the net income of the Person in question in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or to the Subsidiary, (b) the net income of any Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions (other than pursuant to the Existing Exchange Debentures or the Existing Notes) shall be excluded to the extent of such restriction or limitation,
     (c) (i) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded, (d) extraordinary, unusual and non-recurring gains and losses shall be excluded, (e) losses associated with discontinued and terminated operations in an amount not to exceed $1,000,000 per annum shall be excluded and (f) all non-cash items (including, without limitation, cumulative effects of changes in GAAP and equity entitlements granted to employees of the Corporation and its Restricted Subsidiaries) increasing and decreasing Consolidated Net Income and not otherwise included in the definition of Consolidated EBITDA shall be excluded.

          "Conversion Price" has the meaning ascribed to it in paragraph (g)(v) hereof.

          "Conversion Shares" means (i) the number of shares of Class A Common Stock or (ii) in the case of the Initial Holder only, if the Initial Holder determines in its sole discretion that it is prevented under the Communications Act from holding shares of Class A Common Stock issuable upon conversion of its shares of Series B Convertible Preferred Stock, the number of shares of non-voting Common Stock of the Corporation (which upon disposition by the Initial Holder shall automatically be converted into shares of Class A Common Stock) into which the Series B Convertible Preferred Stock is from time to time convertible.

          "Corporation" shall have the meaning ascribed to it in the first paragraph of this Resolution.

          "Cost of Capital Dividend Rate" means a rate per annum equal to the dividend rate on the Series B Convertible Preferred Stock at which the Series B Convertible Preferred Stock would trade at its liquidation preference on such date of determination. The Cost of Capital Dividend Rate shall be determined by a nationally recognized independent investment banking firm (i) if the Corporation is publicly traded on a national exchange, chosen in the sole discretion of the Corporation, and (ii) if the Corporation is not publicly traded on a national exchange, chosen in the sole discretion of the Holder.

          "Credit Facility" means the Second Amended and Restated Credit Agreement dated as of April 28, 1998, among the Corporation, the financial institutions party thereto in their capacities as lenders thereunder and Union Bank of California, N.A., as agent, as the same may be amended from time to time, and any one or more agreements evidencing the refinancing, modification, replacement, renewal, restatement, refunding, deferral, extension, substitution, supplement, reissuance or resale thereof.

          "Cumulative Consolidated EBITDA" means, with respect to any Person, as of any date of determination, Consolidated EBITDA from the Issue Date to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

          "Cumulative Consolidated Interest Expense" means, with respect to any Person, as of any date of determination, Consolidated Interest Expense plus any cash dividends paid on Senior Securities or Parity Securities not already reflected in Consolidated Interest Expense, in each case from the Issue Date to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

          "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in whole or in part, on or prior to December 31, 2009. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include (i) any Preferred Stock of a Restricted Subsidiary, (ii) any Preferred Stock of the Corporation, with respect to either of which, under the terms of such Preferred Stock, by agreement or otherwise, such Restricted Subsidiary or the Corporation is obligated to pay current dividends or distributions in cash during the period prior to December 31, 2009; and (iii) as long as the Series B Convertible Preferred Stock remains outstanding, Senior Securities and Parity Securities; provided, however, that (i) Preferred Stock of the Corporation or any Restricted Subsidiary that is issued with the benefit of provisions requiring the Corporation to make an offer to purchase such Preferred Stock in the event of a change of control of the Corporation or Restricted Subsidiary shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions; (ii) the Existing Preferred Stock and the Series B Convertible Preferred Stock, as in effect on the Issue Date, shall not be considered Disqualified Capital Stock; and (iii) Capital Stock paid as dividends on Preferred Stock existing on the Issue Date or subsequently issued, in each case in accordance with the terms of such Preferred Stock at the time it was issued, shall not be considered Disqualified Capital Stock.

          "Exchange Date" means the date of original issuance of the New Exchange Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Existing Debt Indentures" means the Existing Exchange Indentures and the Existing Indenture.

          "Existing Exchange Debentures" means the 12 1/2% Exchange Debentures due 2006 (if issued) and the 13 1/4% Exchange Debentures due 2006 (if issued) issued under the Existing Exchange Indentures.

          "Existing Exchange Indentures" means the indentures dated October 4, 1996, and June 10, 1998, between the Corporation, the guarantors thereto and The Bank of New York, as trustee, which govern the Existing Exchange Debentures.

          "Existing Indenture" means the indenture dated as of September 28, 1995 among the Corporation and The Bank of New York, as trustee which governs the Existing Notes.

          "Existing Notes" means the 11 5/8% Senior Subordinated Notes due 2002 issued under the Existing Indenture.

          "Existing Preferred Stock" means the Junior Cumulative Compounding Redeemable Preferred Stock, $.001 par value, 12% dividend rate per annum, of which 33,000 shares are outstanding as of the Issue Date with a liquidation preference of $1,000 per share; the 12 1/2% Cumulative Exchangeable Preferred Stock, $.001 par value, of which 204,847 shares are outstanding as of the Issue Date with a liquidation preference of $1,000 per share; the 13 1/4% Cumulative Junior Exchangeable Preferred Stock, par value $.001 per share, of which 22,571 shares are outstanding as of the Issue Date with a liquidation preference of $10,000 per share; and the 9
      3/4% Series A Convertible Preferred Stock, $.001 par value, of which 8,304 shares are outstanding as of the Issue Date with a liquidation preference of $10,000 per share.

          "Extraordinary Cash Dividend" means cash dividends with respect to the Class A Common Stock the aggregate amount of which in any fiscal year exceeds 10% of Consolidated EBITDA of the Corporation and its subsidiaries for the fiscal year immediately preceding the payment of such dividend.

          "Fair Market Value" of any consideration other than cash or of any securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof.

          "FCC" means the Federal Communications Commission and any successor governmental entity performing functions similar to those performed by the Federal Communications Commission on the Issue Date.

          "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

          "Holder" means a holder of shares of Series B Convertible Preferred Stock as reflected in the stock books of the Corporation.

          "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred," "incurrable" and "incurring" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

          "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables and other accrued liabilities arising in the ordinary course of business, including, without limitation, any and all programming broadcast obligations) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included, (i) any Capitalized Lease Obligations,
     (ii) obligations secured by a Lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed (provided, however, that if such obligation or obligations shall not have been assumed, the amount of such Indebtedness shall be deemed to be the lesser of the principal amount of the obligation or the fair market value of the pledged property or assets), (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) in the case of the Corporation, Disqualified Capital Stock of the Corporation or any Restricted Subsidiary and (vi) obligations of any such Person under any Interest Rate Agreement applicable to any of the foregoing (if and to the extent such Interest Rate Agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that
     (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business or contingent obligations arising out of customary indemnification agreements with respect to the sale of assets or securities shall not be deemed to be "Indebtedness" of the Corporation or any Restricted Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

          "Independent Appraiser" means an appraiser of national reputation in the United States (i) which does not, and whose directors, executive officers and Affiliates do not, have a direct or indirect financial interest in excess of 5% of fully diluted outstanding voting securities of the Corporation at the time of determination and (ii) which, in the judgment of the Corporation, is independent from the Corporation as evidenced by an Officer's Certificate.

          "Initial Holder" means National Broadcasting Company, Inc.

          "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

          "Investment" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in any Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices and repurchases or redemptions of the Existing Notes, the Existing Exchange Debentures, the Existing Preferred Stock or the Series B Convertible Preferred Stock by the Corporation.

          "Investment Agreement" means the Investment Agreement, dated September 15, 1999, entered into by and among the Corporation and National Broadcasting Company, Inc.

          "Issue Date" means the date of original issuance of the Series B Convertible Preferred Stock.

          "Junior Securities" shall have the meaning ascribed to it in paragraph
     (b) hereof.

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

          "Major Asset Sale" means on Asset Sale or series of related Asset Sales involving assets with a fair market value in excess of $25,000,000.

          "Net Proceeds" means (a) in the case of any sale of Capital Stock by the Corporation, an Asset Sale or a Major Asset Sale, the aggregate net proceeds received by the Corporation, after payment of expenses, commissions and the like incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors, at the time of receipt) and (b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Corporation which is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder to the Corporation upon such exchange, exercise, conversion or surrender, less any and all payments made to the holders, e.g., on account of fractional shares and less all expenses incurred by the Corporation in connection therewith).

          "New Exchange Debentures" shall mean the Convertible Exchange Debentures due 2009 (if issued) issued under the New Exchange Indenture.

          "New Exchange Indenture" shall have the meaning ascribed to it in paragraph (f)(i)(C) hereof.

          "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing, or otherwise relating to, any Indebtedness.

          "Officers' Certificate" means a certificate signed by two officers or by an officer and either an Assistant Treasurer or an Assistant Secretary of the Corporation which certificate shall include a statement that, in the opinion of such signers all conditions precedent to be performed by the Corporation prior to the taking of any proposed action have been taken. In addition, such certificate shall include (i) a statement that the signatories have read the relevant covenant or condition, (ii) a brief statement of the nature and scope of such examination or investigation upon which the statements are based, (iii) a statement that, in the opinion of such signatories, they have made such examination or investigation as is reasonably necessary to express an informed opinion and (iv) a statement as to whether or not, in the opinion of the signatories, such relevant conditions or covenants have been complied with.

          "Opinion of Counsel" means an opinion of counsel that, in such counsel's opinion, all conditions precedent to be performed by the Corporation prior to the taking of any proposed action have been taken. Such opinion shall also include the statements called for in the second sentence under "Officers' Certificate".

          "Original Issue Price" means $10,000 per share of Series B Convertible Preferred Stock.

          "Parity Securities" shall have the meaning ascribed to it in paragraph
     (b) hereof.

          "Permitted Holders" means collectively Lowell W. Paxson, his spouse, children or other lineal descendants (whether adoptive or biological) and any revocable or irrevocable inter vivos or testamentary trust or the probate estate of any such individual, so long as one or more of the foregoing individuals is the principal beneficiary of such trust or probate estate.

          "Permitted Indebtedness" means, without duplication, each of the following:

             (i) Indebtedness under the New Exchange Debentures and the guarantees related thereto, including any New Exchange Debentures issued in accordance with the New Exchange Indenture as payment of interest on the New Exchange Debentures;

             (ii) Indebtedness under the Existing Exchange Debentures, and the guarantees related thereto, including any Existing Exchange Debentures issued in accordance with the Existing Exchange Indentures as payment of interest on the Existing Exchange Debentures;

             (iii) Indebtedness incurred pursuant to any Credit Facility in an aggregate principal amount at any time outstanding not to exceed $25,000,000;

             (iv) all other Indebtedness of the Corporation and its Restricted Subsidiaries outstanding on the Issue Date, including, without limitation, the Existing Notes, reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon;

             (v) Obligations under Interest Rate Agreements of the Corporation covering Indebtedness of the Corporation or any of its Restricted Subsidiaries; provided, however, that such Interest Rate Agreements are entered into to protect the Corporation and its Restricted Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with paragraph (l)(i) hereof to the extent the notional principal amount of such Interest Rate Agreement does not exceed the principal amount of the Indebtedness to which such Interest Rate Agreement relates;

             (vi) Indebtedness of a Restricted Subsidiary to the Corporation or to a Restricted Subsidiary for so long as such Indebtedness is held by the Corporation or a Restricted Subsidiary, in each case subject to no Lien held by a Person other than the Corporation or a Restricted Subsidiary; provided that if as of any date any Person other than the Corporation or a Restricted Subsidiary owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

             (vii) Indebtedness of the Corporation to a Restricted Subsidiary for so long as such Indebtedness is held by a Restricted Subsidiary, in each case subject to no Lien; provided that (a) any Indebtedness of the Corporation to any Restricted Subsidiary is unsecured and subordinated, pursuant to a written agreement, to the Corporation's Obligations under the New Exchange Indenture and the New Exchange Debentures and (b) if as of any date any Person other than a Restricted Subsidiary owns or holds any such Indebtedness or any Person holds a Lien in respect of such Indebtedness, such date shall be deemed the incurrence of Indebtedness not constituting Permitted Indebtedness by the Corporation;

             (viii) Purchase Money Indebtedness and Capitalized Lease Obligations incurred to acquire property in the ordinary course of business which Indebtedness and Capitalized Lease Obligations do not in the aggregate exceed 5% of the Corporation's consolidated total assets at any one time;

             (ix) Refinancing Indebtedness; and

             (x) Additional Indebtedness of the Corporation in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding.

          "Permitted Investments" means, for any Person, Investments made on or after the Issue Date consisting of:

             (i) Investments by the Corporation, or by a Restricted Subsidiary, in the Corporation or a Restricted Subsidiary;

             (ii) Cash Equivalents;

             (iii) Investments by the Corporation, or by a Restricted Subsidiary, in a Person (or in all or substantially all of the business or assets of a Person) if as a result of such Investment (a) such Person becomes a Restricted Subsidiary, (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Corporation or a Restricted Subsidiary or (c) such business or assets are owned by the Corporation or a Restricted Subsidiary;

             (iv) reasonable and customary loans made to employees not to exceed $5,000,000 in the aggregate at any one time outstanding;

             (v) an Investment that is made by the Corporation or a Restricted Subsidiary in the form of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Corporation or a Restricted Subsidiary solely as partial consideration for the consummation of an Asset Sale or pursuant to the arrangements described in Section 7.5 of the Investment Agreement;

             (vi) time brokerage and other similar agreements (which term shall include in any event all local marketing agreements, joint sales agreements and similar agreements, however denominated) under which separately owned and licensed broadcast properties enter into cooperative arrangements and which may include an option to acquire the broadcast property at a future date;

             (vii) accounts receivable of the Corporation and its Restricted Subsidiaries generated in the ordinary course of business;

             (viii) loans and guarantees of loans by third-party lenders to third parties in connection with the acquisition of media properties, secured by substantially all of such Person's assets (to the extent permitted by the rules of the FCC), which are made in conjunction with the execution of a time brokerage agreement;

             (ix) options on media properties entered into in connection with the execution of time brokerage agreements; and

             (x) additional Investments of the Corporation and its Restricted Subsidiaries from time to time of an amount not to exceed $75,000,000.

          "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

          "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemption or upon liquidation.

          "Private Preferred Stock" means the Junior Cumulative Compounding Redeemable Preferred Stock, $.001 par value, 12% dividend rate per annum, of which 33,000 shares are outstanding with a liquidation preference of $1,000 per share.

          "Purchase Money Indebtedness" means any Indebtedness incurred in the ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

          "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

          "Redeemable Dividend" means, for any dividend or distribution with regard to Disqualified Capital Stock, the quotient of the dividend or distribution divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Disqualified Capital Stock.

          "Redemption Date" means, with respect to any shares of Series B Convertible Preferred Stock, the date on which such shares of Series B Convertible Preferred Stock are redeemed by the Corporation.

          "Redemption Notice" shall have the meaning ascribed to it in paragraph
     (e)(ii) hereof.

          "Redemption Price" means the higher of (i) the Original Issue Price plus all accrued and unpaid dividends through and including the date of redemption, and (ii) 80% (representing a liquidity discount) of the average of the Common Stock Trading Price for the ten consecutive trading days ending on the trading day prior to the date of the Redemption Notice, multiplied by the number of Conversion Shares per share of Series B Convertible Preferred Stock.

          "Refinance" means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part, "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means any refinancing by the Corporation or any Restricted Subsidiary of Indebtedness that does not (i) result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by the Corporation in connection with such refinancing) or (ii) create Indebtedness with (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (b) a final maturity earlier than the final maturity of the Indebtedness being refinanced; provided that (x) if such Indebtedness being refinanced is Indebtedness of the Corporation, then such Refinancing Indebtedness shall be Indebtedness solely of the Corporation and (y) if such Indebtedness being Refinanced is subordinate or junior to the New Exchange Debentures, then such Refinancing Indebtedness shall be subordinate to the New Exchange Debentures at least to the same extent and in the same manner as the Indebtedness being Refinanced.

          "Restricted Payment" means (i) the declaration or payment of any dividend or the making of any other distribution (other than dividends or distributions payable in Qualified Capital Stock) on shares of Parity Securities or Junior Securities, (ii) any purchase, redemption, retirement or other acquisition for value of any Junior Securities, or any warrants, rights or options to acquire shares of Junior Securities, other than through the exchange of such Junior Securities or any warrants, rights or options to acquire shares of any class of such Junior Securities for Qualified Capital Stock or warrants, rights or options to acquire Qualified Capital Stock, (iii) the making of any Investment (other than a Permitted Investment), (iv) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary on the basis of the fair market value of such Subsidiary utilizing standard valuation methodologies and approved by the Board of Directors, excluding any such Subsidiary with a fair market value equal to or less than $500, or (v) forgiveness of any Indebtedness of an Affiliate of the Corporation to the Corporation or a Restricted Subsidiary.

          "Restricted Subsidiary" means a Subsidiary of the Corporation other than an Unrestricted Subsidiary and includes all of the Subsidiaries of the Corporation existing as of the Issue Date. The Board of Directors of the Corporation may designate any Unrestricted Subsidiary or any Person that is to become a Subsidiary as a Restricted Subsidiary if immediately after giving effect to such action (and treating any Acquired Indebtedness as having been incurred at the time of such action), the Corporation could have incurred at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to paragraph (l)(i) above.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Senior Debt" means the principal of and premium, if any, and interest (including, without limitation, interest accruing or that would have accrued but for the filing of a bankruptcy, reorganization or other insolvency proceeding whether or not such interest constitutes an allowed claim in such proceeding) on, and any and all other fees, expense reimbursement obligations, indemnities and other amounts due pursuant to their terms of all agreements, documents and instruments providing for, creating, securing or evidencing or otherwise entered into in connection with (a) all Indebtedness of the Corporation owed under the Credit Facility, (b) all obligations of the Corporation with respect to any Interest Rate Agreement, (c) all obligations of the Corporation to reimburse any bank or other person in respect of amounts paid under letters of credit, acceptances or other similar instruments, (d) all other Indebtedness of the Corporation which does not provide that it is to rank pari passu with or subordinate to the New Exchange Debentures and (e) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the Senior Debt described above. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (i) Indebtedness of the Corporation to any of its Subsidiaries,
     (ii) Indebtedness represented by the New Exchange Debentures, (iii) any Indebtedness which by the express terms of the agreement or instrument creating, evidencing or governing the same is junior or subordinate in right of payment to any item of Senior Debt, (iv) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business or (v) Indebtedness incurred in violation of paragraph (l)(i) hereof.

          "Senior Securities" shall have the meaning ascribed to it in paragraph
     (b) hereof.

          "Series B Convertible Preferred Stock" shall have the meaning ascribed to it in paragraph (a) hereof.

          "Subsidiary", with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

          "Unrestricted Subsidiary" means (a) any Subsidiary of an Unrestricted Subsidiary and (b) any Subsidiary of the Corporation which is classified after the Issue Date as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors; provided that a Subsidiary organized or acquired after the Issue Date may be so classified as an Unrestricted Subsidiary only if such classification is not in violation of the covenant set forth under paragraph (l)(i) above. The transfer agent for the Series B Convertible Preferred Stock shall be given prompt notice by the Corporation of each resolution adopted by the Board of Directors under this provision, together with a copy of each such resolution adopted.

          "Voting Rights Triggering Event" shall have the meaning ascribed to it in paragraph (f)(iii) hereof.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "Wholly-Owned Subsidiary" means any Restricted Subsidiary all of the outstanding voting securities (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Corporation.

     IN WITNESS WHEREOF, said Paxson Communications Corporation has caused this Certificate to be signed this 15th day of September, 1999.

                                          PAXSON COMMUNICATIONS
                                          CORPORATION

                                          By:     /s/ JEFFREY SAGANSKY
                                            ------------------------------------
                                            Name: Jeffrey Sagansky
                                            Title: President and Chief Executive
                                              Officer

                                   EXHIBIT C

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT (1) IT WILL NOT, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (2) WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT. THIS SECURITY IS SUBJECT TO THE TERMS OF A STOCKHOLDER AGREEMENT, DATED AS OF SEPTEMBER 15, 1999, AMONG PAXSON COMMUNICATIONS CORPORATION, NATIONAL BROADCASTING COMPANY, INC. AND THE OTHER PARTIES NAMED THEREIN (THE "STOCKHOLDER AGREEMENT").

Class A Common Stock Purchase Warrant
Date of Issuance: September 15, 1999
Warrant No. 1999-A

                       PAXSON COMMUNICATIONS CORPORATION

                              WARRANT CERTIFICATE

     Paxson Communications Corporation (the "Company"), for value received, hereby certifies that NBC Palm Beach Investment II, Inc., a wholly-owned subsidiary of National Broadcasting Company, Inc. (the "Investor"), or registered assigns (the "Holder"), is entitled, subject to the terms of this Warrant (the "Warrant") as set forth below, to purchase from the Company, during the Exercise Period (as defined in Section 1), a maximum of 13,065,507 shares (the "Warrant Shares") of Class A Common Stock of the Company, par value $.001 per share (the "Class A Common Stock") at a price of $12.60 per share (the "Exercise Price"). The number of Warrant Shares and the Exercise Price are subject to adjustment from time to time as hereinafter provided.

     The Warrant is issued under and in accordance with that certain Investment Agreement between the Company and the Investor, dated September 15, 1999 (the "Investment Agreement"), and is subject to the terms and provisions contained in the Investment Agreement, which are incorporated herein by reference and made a part hereof. The Warrant and the Warrant Shares are entitled to the benefits of that certain Registration Rights Agreement, dated September 15, 1999, between the Company and the Investor (the "Registration Rights Agreement"). Copies of the Investment Agreement, the Stockholder Agreement and the

Registration Rights Agreement may be obtained for inspection by the Holder at the principal office of the Company upon prior written request to the Company.

     Section 1. Exercise. Subject to the terms hereof, the Holder shall have the right, which may be exercised at any time during the period (the "Exercise Period") commencing as of September 15, 1999 (the "Issue Date") and continuing until the earlier of (i) the termination of the Investor Rights (as defined in the Investment Agreement), and (ii) 5:00 p.m., New York City time, on September 15, 2009 (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of the Warrant and payment of the Exercise Price then in effect for such Warrant Shares. Notwithstanding the foregoing, if in the written opinion of counsel to the Company reasonably acceptable to the Holder approval of the Federal Communications Commission (the "FCC") is required before the Company may issue Warrant Shares upon the exercise of the Warrant, the Company may defer the issuance of such Warrant Shares until such time as approval of the FCC is obtained or is no longer required. The Company shall promptly notify the Holder in writing of any event which requires it to suspend exercise of the Warrant pursuant to the preceding sentence and of the termination of any such suspension. To the extent the Warrant is not exercised prior to the Expiration Date, it shall become void and all rights hereunder shall cease as of such time.

     If this Warrant is transferred, in whole or in part (except for transfers to affiliates of the Investor who are domestic subsidiaries of the Investor's ultimate parent corporation ("Control Group Affiliates")), it shall expire to the extent of the transferred portion 30 days after the later of (A) the date of such transfer and (B) the date on which this Warrant first became exercisable with respect to the transferred portion hereof. This Warrant shall not be exercisable by the Investor and its affiliates during any Involuntary Redemption Period or Default Redemption Period, as such terms are defined in the Investment Agreement, or from and after the date the Investor elects to cause the Company to effectuate a Company Sale pursuant to Section 9.5 of the Investment Agreement.

     Should a Holder which is a Control Group Affiliate determine, in its sole discretion, that it is prevented under applicable laws and regulations of the FCC from holding shares of Class A Common Stock issuable upon exercise of this Warrant, then, subject to adoption and approval of the stockholder proposal described in clause (iii) of the definition of "Stockholder Proposal" in the Stockholder Agreement, such Holder shall have the option to acquire shares of non-voting common stock of the Company upon exercise of this Warrant, on the same terms and conditions of exercise as are applicable to Class A Common Stock hereunder.

     The Warrant may be exercised, in whole or in part, at the election of the Holder, upon surrender at the principal office of the Company of the certificate or certificates evidencing the Warrant with the form of election to purchase attached as Exhibit A duly completed and signed ("Purchase Form"), and upon payment to the Company of the Exercise Price, as it may be adjusted as herein provided, for the number of Warrant Shares in respect of which the Warrant is then exercised; provided that the Warrant shall be exercisable in part only for a minimum of 1,000,000 Warrant Shares per exercise, or if less, the entire number of Warrant Shares which the Holder is entitled to purchase hereunder. Payment of the aggregate Exercise Price shall be made by wire transfer of immediately available funds to such account as the Company may specify. The Exercise Price shall be subject to adjustment as provided in Section 9.

     Subject to the provisions of Section 4 hereof, upon surrender of the Warrant and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder a certificate or certificates for the number of Warrant Shares issuable upon the exercise of the Warrant together with cash as provided in Section 10. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant and payment of the Exercise Price.

     In the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall countersign and deliver the required new Warrant Certificate or Certificates. When surrendered upon exercise of the Warrant, this Warrant Certificate shall be cancelled and disposed of by the Company.

     Section 2. Registration. The Company shall number and register the Warrant Certificate on the books of the Company maintained at its principal office. Warrant Certificates shall be manually countersigned by the Company by a duly authorized officer and shall not be valid for any purpose unless so countersigned. The Company may deem and treat the Holders of the Warrant Certificate as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and the Company shall not be affected by any notice to the contrary.

     Section 3. Transfer and Exchange of Warrants. THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE STOCKHOLDER AGREEMENT, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE PROVISIONS THEREOF. Subject to the foregoing and the limitations of Section 4, the Company shall from time to time register the transfer of the Warrant upon the records to be maintained by it for that purpose, upon surrender of this Warrant Certificate duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Holder or by the duly appointed legal representative thereof or by a duly authorized attorney; provided that this Warrant may be transferred only with respect to a minimum of 1,000,000 Warrant Shares per transfer. Subject to the terms hereof, this Certificate may be exchanged for another certificate or certificates entitling the Holder to purchase a like aggregate number of Warrant Shares as the Certificate surrendered then entitles the Holder to purchase; provided that each such new certificate shall be in minimum denominations of 1,000,000 Warrant Shares. A Holder desiring to exchange this Certificate shall make such request in writing delivered to the Company, and shall surrender, duly endorsed or accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company, this Warrant Certificate to be so exchanged.

     Upon registration of transfer, the Company shall issue to the transferees and countersign a new Warrant Certificate or Certificates and deliver by certified mail such new Warrant Certificate or Certificates to the persons entitled thereto. No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

     Section 4. Registration of Transfers and Exchanges. Subject to Section 3 hereof, when Warrants represented by this Certificate are presented to the Company with a request to register the transfer of the Warrants, or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements set forth in Section 3 and the following requirements are satisfied:

          (I) the Certificate shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing; and

          (II) if the offer and sale of the Warrants have not been registered pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), the Certificate shall be accompanied by the following additional information and documents, as applicable:

             (A) if such Warrants are being delivered to the Company by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of EXHIBIT B hereto); or

             (B) if such Warrants are being transferred pursuant to an exemption from registration in accordance with Rule 144 ("Rule 144") or Regulation S ("Regulation S"), in each case, under the Securities Act, a certification to that effect (in substantially the form of EXHIBIT B hereto); or

             (C) if such Warrants are being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor")), delivery of a certification to that effect (in substantially the form of EXHIBIT B hereto) and a Transferee Certificate for Institutional Accredited Investors in substantially the form of EXHIBIT C hereto and an opinion of counsel and/or other information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

             (D) if such Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act.

     Section 5. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 6. Mutilated or Missing Warrant Certificate. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company will issue and countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of the Warrant Certificate and an indemnification agreement satisfactory to the Company with respect to such loss, theft or destruction. Applicants for such substitute Warrant Certificate(s) shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     Section 7. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Stock or its authorized and issued Class A Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrant, the maximum number of shares of Class A Common Stock which may then be deliverable upon the exercise of the Warrant. Following approval of the Stockholder Proposal, the Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued non-voting common stock for the purpose of enabling it to satisfy any obligation to issue such non-voting common stock upon exercise of the Warrant, the maximum number of shares of non-voting common stock which may then be deliverable upon the exercise of the Warrant.

     The transfer agent for the Class A Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrant. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 10. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 11 hereof.

     The Company covenants that all Warrant Shares which may be issued upon exercise of the Warrant in accordance with the terms of the Warrant Certificate will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Company will take no action to increase the par value of the Class A Common Stock to an amount in excess of the Exercise Price, and the Company will not enter into any agreements inconsistent with the rights of the Holder hereunder. The Company will use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations hereunder. The Company shall not take any action reasonably within its control, including the hiring of a broker to solicit exercises, which would render unavailable an exemption from registration under the Securities Act which might otherwise be available with respect to the issuance of Warrant Shares upon exercise of the Warrant.

     Section 8. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the United States of America on which other shares of Class A Common Stock are then listed. In the event that, at any time during the period in which the Warrant is exercisable, the Class A Common Stock is not listed on any principal securities exchanges or markets within the United States of America, the Company will use its best efforts to permit the Warrant Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the Private Offering, Resales and Trading through Automated Linkages market.

     Section 9. Adjustment of Number of Warrant Shares Issuable and Exercise Price. The number of shares of Class A Common Stock issuable upon the exercise of the Warrant (the "Exercise Rate") and the Exercise Price are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9.

     (a) Adjustment for Change in Capital Stock. If the Company (1) pays a dividend or makes a distribution on its Class A Common Stock in shares of its Class A Common Stock; (2) subdivides its outstanding shares of Class A Common Stock into a greater number of shares; (3) combines its outstanding shares of Class A Common Stock into a smaller number of shares; or (4) issues, by reclassification of its shares of Class A Common Stock, any shares of its capital stock; then and in each such case the Exercise Rate in effect immediately prior to such action shall be adjusted so that the holder of any Warrant thereafter exercised shall be entitled to receive, upon exercise of the Warrant, the number of shares of Class A Common Stock or other securities of the Company which such holder would have owned immediately following such action if the Warrant had been exercised immediately prior to such action; provided, however, that notwithstanding the foregoing, upon the occurrence of an event described in clause (1) above which otherwise would have given rise to an adjustment, no adjustment shall be made if the Company includes the Holder in such distribution pro rata according to the number of shares of Common Stock issued and outstanding as if the Warrant Shares were issued and outstanding.

     Any adjustment hereunder shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification (each such time, the "Time of Determination"). Such adjustment shall be made successively whenever any event listed above shall occur.

     If after an adjustment the Holder upon exercise of the Warrant may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price and Exercise Rate between the classes of capital stock. After such allocation, the Exercise Price and Exercise Rate of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to the Class A Common Stock in this Section.

     (b) Adjustment for Certain Issuances of Class A Common Stock. If the Company issues or distributes to all holders of its Class A Common Stock any rights or warrants to purchase, acquire or subscribe for shares of Class A Common Stock (including a right or warrant with respect to any security convertible into or exchangeable for shares of Class A Common Stock) at a price per share of Class A Common Stock less than the Common Stock Trading Price at the Time of Determination, the Exercise Rate shall be adjusted in accordance with the formula:

                                 E' = E x O + N
                                          -------
                                        O + N x P
                                            ------
                                               M

where:

       E'    =   the adjusted Exercise Rate.
       E     =   the Exercise Rate immediately prior to the Time of
                 Determination for any such distribution.
       O     =   the number of Fully Diluted Shares (as defined in Section
                 9(m)) outstanding at the Time of Determination for any such issuance or distribution.
       N     =   the number of additional shares of the Class A Common Stock issued or issuable upon exercise of such rights, options or warrants.
       P     =   the sum of the consideration per share received for the
                 issuance of such rights, options or warrants and the
                 exercise price per share of such rights, options or
                 warrants.
       M     =   the Common Stock Trading Price per share of the Class A
                 Common Stock at the Time of Determination for any such
                 issuance, sale or distribution.

     The adjustment shall be made successively whenever any such rights, options or warrants are issued or distributed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which any such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Rate shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (c) Adjustment for Other Distributions. If the Company distributes to all holders of its Class A Common Stock (i) any securities of the Company or rights, options or warrants to purchase or subscribe for securities of the Company (other than those dividends and distributions referred to in Sections 9(a) and 9(b) above), (ii) any evidences of indebtedness of the Company or any other person, or (iii) any Extraordinary Cash Dividend, the Exercise Rate shall be adjusted in accordance with the formula:

                                   E' = E x M
                                          -----
                                          M - F

where:

       E'    =   the adjusted Exercise Rate.
       E     =   the current Exercise Rate on the record date mentioned
                 below.
       M     =   the Common Stock Trading Price per share of Class A Common
                 Stock on the record date mentioned below.
       F     =   the fair market value on the record date mentioned below of the indebtedness, assets (including the Extraordinary Cash
                 Dividend), rights, options or warrants distributable with
                 respect to one share of Class A Common

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. Notwithstanding the foregoing provisions of this Section 9(c), an event which would otherwise give rise to an adjustment pursuant to this Section 9(c) shall not give rise to such an adjustment if the Company includes the Holder in such distribution pro rata to the number of shares of Class A Common Stock issued and outstanding after giving effect to the Warrant Shares as if they were issued and outstanding.

     (d) Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price per Warrant Share payable upon exercise of the Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

     (e) Definitions.

     "Common Stock Trading Price" on any date means, with respect to the Class A Common Stock, the Closing Price for the Class A Common Stock on such date. The "Closing Price" on any date shall mean the last sale price for the Class A Common Stock, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for the Class A Common Stock in either case as reported in the principal consolidated transaction reporting system with respect to the principal securities exchange on which the Class A Common Stock is listed or admitted to trading or, if the Class A Common Stock is not listed or admitted to trading on any securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Class A Common Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for the Class A Common Stock, the fair market value of the Class A Common Stock, as determined in good faith by the Board of Directors of the Company.

     "Extraordinary Cash Dividend" means cash dividends with respect to the Class A Common Stock the aggregate amount of which in any fiscal year exceeds 10% of Adjusted EBITDA (as defined in the certificate of designation for the Company's Series A Convertible Preferred Stock as in existence on the date hereof) of the Company and its subsidiaries for the fiscal year immediately preceding the payment of such dividend.

     "Fair market value" of any consideration other than cash or of any securities shall mean the amount which a willing buyer would pay to a willing seller in an arm's length transaction as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Company or a committee thereof.

     (g) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Exercise Rate. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised. All calculations under this Section 9 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

     (h) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for a distribution subject to subsections (a),
(b) or (c) hereof and such distribution is subsequently cancelled, the Exercise Rate then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

     (i) Notice of Adjustment. Whenever the Exercise Rate or Exercise Price is adjusted, the Company shall provide the notices required by Section 11 hereof.

     (j) When Issuance or Payment May Be Deferred.  In any case in which this
Section 9 shall require that an adjustment in the Exercise Rate be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate prior to such adjustment, and
(ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 10; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (k) Reorganizations. In the event of any capital reorganization or reclassification of outstanding shares of Class A Common Stock (other than in the cases referred to in Sections 9(a), (b) or (c) hereof), or in case of any merger, consolidation or other corporate combination of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Class A Common Stock into shares of stock or other securities or property), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Reorganization"), there shall thereafter be deliverable upon exercise of the Warrants (in lieu of the number of shares of Class A Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Class A Common Stock that would otherwise have been deliverable upon the exercise of the Warrants would have been entitled upon such Reorganization if the Warrants had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of the Warrants.

     The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and all other obligations and liabilities under the Warrant.

     The foregoing provisions of this Section 9(k) shall apply to successive Reorganization transactions.

     (l) Form of Warrants. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant as initially issued.

     (m) Miscellaneous. For purposes of this Section 9 the term "Class A Common Stock" shall mean (i) the shares of stock designated as the Class A Common Stock, par value $.001 per share, of the Company as of the date of this Warrant, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. For purposes of this Section 9 the term "Fully Diluted Shares" shall mean (i) the shares of Class A Common Stock outstanding as of a specified date, and (ii) shares of Class A Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than this Warrant and that certain Warrant 1999-B issued by the Company to the Holder, dated September 15, 1999). In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the Holder shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Class A Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (j) of this Section 9, inclusive, and the provisions of Sections 1, 5, 7 and 10 with respect to the Warrant Shares or the Class A Common Stock shall apply on like terms to any such other securities.

     (n) Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the provisions of this Section 9 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the Board of Directors of the Company shall make such adjustments to the Exercise Rate, the Exercise Price or the application of such provisions as may be necessary to protect such purchase rights as aforesaid and to assure that the Holder, upon exercise for the same aggregate Exercise Price, shall receive the total number, class and kind of shares as it would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

     Section 10. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrant. If more than one Warrant Certificate shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Common Stock Trading Price on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     Section 11. Notices to Holder. Upon any adjustment pursuant to Section 9 hereof, the Company shall give prompt written notice of such adjustment to the Holder at its address appearing on the records of the Company within ten days after such adjustment, by first class mail, postage prepaid, and shall deliver to the Holder a certificate of the Chief Financial Officer of the Company, accompanied by the report thereon by a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants for the Company), setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of the Warrant after such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made. Where appropriate, such notice may be given in advance and included as a part of the notice required under the other provisions of this
Section 11.

     In case:

          (a) the Company proposes to take any action that would require an adjustment to the Exercise Rate or the Exercise Price pursuant to Section 9 hereof; or

          (b) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Class A Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Class A Common Stock; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall give prompt written notice to the Holder at its address appearing on the records of the Company, at least 30 days (or 20 days in any case specified in clause (a) above) prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, stating (i) the date as of which the holders of record of shares of Class A Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Class A Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or be consummated, and the date as of which it is expected that holders of record of shares of Class A Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure by the Company to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     The Company shall give prompt written notice to the Holder of any determination to make a distribution or dividend to the holders of its Class A Common Stock of any assets (including cash), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities (other than Class A Common Stock, or rights, options, or warrants to purchase Class A Common Stock) of the Company, which notice shall state the nature and amount of such planned dividend or distribution and the record date therefor, and shall be received by the Holder at least 30 days prior to such record date therefor.

     Nothing contained in this Warrant Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

     Section 12. Notices to the Company. Any notice or demand to be given or made by the Holder to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Certificate, as follows:

         Paxson Communications Corporation
         601 Clearwater Park Road
         West Palm Beach, Florida 33401
         Attention: General Counsel

     Section 13. Supplements and Amendments. The Warrant may not be supplemented or amended without the written approval of both the Holder and the Company.

     Section 14. Successors. All the covenants and provisions of this Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 15. Termination. This Certificate and the Warrants represented hereby shall terminate on the Expiration Date. Notwithstanding the foregoing, this Certificate will terminate on any earlier date if all Warrants have been exercised pursuant hereto.

     Section 16. Governing Law. The Warrant Certificate shall be deemed to be a contract made under the laws of the State of New York.

     Section 17. Benefits of This Certificate. Nothing in this Certificate shall be construed to give to any person or corporation other than the Company and the registered Holder any legal or equitable right, remedy or claim hereunder; but this Certificate shall be for the sole and exclusive benefit of the Company and the registered Holder.

     IN WITNESS WHEREOF, Paxson Communications Corporation has caused this Certificate to be duly executed by the undersigned.

Dated: September 15, 1999

                                          PAXSON COMMUNICATIONS
                                          CORPORATION

                                          By:     /s/ LOWELL W. PAXSON
                                            ------------------------------------
                                            Name: Lowell W. Paxson
                                            Title: Chairman

                                          By:     /s/ JEFFREY SAGANSKY
                                            ------------------------------------
                                            Name: Jeffrey Sagansky
                                            Title: President

                                                                       EXHIBIT A

                         [FORM OF ELECTION TO PURCHASE]
                   (TO BE EXECUTED UPON EXERCISE OF WARRANT)

     The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase                shares of
Class A Common Stock and herewith tenders payment for such shares to the order
of Paxson Communications Corporation in the amount of $          in accordance
with the terms hereof. The undersigned requests that a certificate for such
shares be registered in the name of                , whose address is
               and that such shares be delivered to                whose address
is                . If said number of shares is less than all of the shares of
Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be
registered in the name of                , whose address is                , and
that such Warrant Certificate be delivered to                , whose address is
               .

                                          Signature:

Date:

                                          Signature Guaranteed:

                                                                       EXHIBIT B

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF WARRANTS

Re:  Warrants to purchase Class A
     Common Stock (the "Securities")
     of Paxson Communications Corporation

     This Certificate relates to                Securities held by
               (the "Transferor").

     The Transferor has requested that the Company by written order exchange or register the transfer of Warrants.

     In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Warrant Certificate relating to the above captioned Securities and the restrictions on transfers thereof as provided in Sections 3 and 4 of such Warrant Certificate, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the " Securities Act") because*:

          [ ] Such Security is being acquired for the Transferor's own account, without transfer.

          [ ] Such Security is being transferred pursuant to an exemption from registration under the Securities Act in accordance with Rule 144 or Regulation S promulgated under the Securities Act.

          [ ] Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act).

          [ ] Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certificate.



                                          --------------------------------------
                                          [INSERT NAME OF TRANSFEROR]

                                          By:
                                            ------------------------------------
                                            [Authorized Signatory]

Date:

* Check applicable box.

                                                                       EXHIBIT C

                           FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

                                                               ,

First Union National Bank,
  Charlotte, North Carolina
1525 West W.T. Harris Blvd.
Building 3C3
Charlotte, North Carolina 28288-1153
Attention: Corporate Trust Administration

         Re:  Paxson Communications Corporation
              (the "Company"), Warrants to Purchase
              Class A Common Stock (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed purchase of the Securities, we confirm that:

          1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, unless so registered, may not be sold except as permitted in the following sentence. We agree to offer, sell or otherwise transfer such Securities while the offer and sale thereof have not been registered under the Securities Act only (a) to the Company or any of its subsidiaries, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) pursuant to an exemption from registration under Rule 144 under the Securities Act; (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor," or (f) pursuant to any other available exemption from the registration requirements of the Securities Act. The foregoing restrictions on resale shall apply so long as transfer of a Security is not permitted without registration under the Securities Act. We understand that the Securities purchased by us will bear a legend to the foregoing effect.

          2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

          3. We are acquiring the Securities purchased by us for our own account.

          4. You and your counsel are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,

                                          --------------------------------------
                                          (Name of Purchaser)

                                          By:
                                             -----------------------------------

                                          Date:
                                               ---------------------------------

     Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:
-------------------------------------------------

Address:
-----------------------------------------------

                              Taxpayer ID Number:
                                                 -------------

                                                                       EXHIBIT D

               PROPOSAL 4 -- PROPOSED AMENDMENT TO ARTICLE FOURTH
                        OF CERTIFICATE OF INCORPORATION

     RESOLVED, that Article Fourth of the Company's Certificate of Incorporation be amended to increase the number of authorized shares of common stock of the Company to 327,500,000, to increase the number of authorized shares of Class A Common Stock to 215,000,000, and to increase the number of authorized shares of Class C Non-Voting Common Stock to 77,500,000, and to read in pertinent part as follows:

          FOURTH. The amount of the total authorized capital stock of this Corporation shall be 327,500,000 shares of Common Stock, with a par value of $0.001 per share, and 1,000,000 shares of preferred stock, with a par value of $0.001 per share.

          Of the 327,500,000 shares of Common Stock which the Corporation is authorized to issue:

             (a) 215,000,000 shares ("Class A Common") will be designated "Class A Common Stock,"

             (b) 35,000,000 shares ("Class B Common" and, together with Class A Common, "Voting Common") will be designated "Class B Common Stock," and

             (c) 77,500,000 shares ("Class C Common") will be designated "Class C Non-Voting Common Stock."

                                                                       Exhibit E


PROXY                  PAXSON COMMUNICATIONS CORPORATION               [REVISED]
                            601 CLEARWATER PARK ROAD
                      WEST PALM BEACH, FLORIDA 33401-6233

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Anthony L. Morrison and William L. Watson, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Paxson Communications Corporation held of record by the undersigned on March 29, 1999, at the annual meeting of stockholders to be held on May 1, 2000, or any adjournment thereof.

1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADOPT A CLASSIFIED BOARD OF DIRECTORS

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

2. ELECTION OF DIRECTORS

 [ ] FOR all nominees listed below

 [ ] WITHHOLD AUTHORITY (except as marked to the contrary below)

 To vote for all nominees listed below

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

  Lowell W. Paxson, William E. Simon, Jr., Jeffrey Sagansky, Bruce L. Burnham, James L. Greenwald, John E. Oxeudine, Brandon Burgess, Keith G. Turner, Harold Brook

3. PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON CONVERSION OF SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK AND EXERCISE OF WARRANTS ISSUED TO SUBSIDIARIES OF NATIONAL BROADCASTING COMPANY, INC.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 249,000,000 SHARES AND THE AUTHORIZED SHARES OF CLASS C NON-VOTING COMMON STOCK TO 64,000,000 SHARES.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

6. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL BUSINESSES AS DIRECTORS AND FOR PROPOSALS 1 AND 3 THROUGH 5.

Dated ___________, 2000


                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                   Signatures if held jointly

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS BELOW. WHEN SHARES ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. When signing as
                                                attorney, as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.